                                                                     EXHIBIT 4.2
================================================================================



           GREEN TREE [HOME IMPROVEMENT AND HOME EQUITY] TRUST _____


                          SALE AND SERVICING AGREEMENT

                                    between

           GREEN TREE [HOME IMPROVEMENT AND HOME EQUITY] TRUST _____


                                      and

                        GREEN TREE FINANCIAL CORPORATION
                             as Seller and Servicer


                               Dated as of _____



================================================================================

                               TABLE OF CONTENTS
                                                                                     Page
                                                                                     ----
ARTICLE I    DEFINITIONS............................................................ 1-1
     SECTION 1.01.    General....................................................... 1-1
     SECTION 1.02.    Specific Terms................................................ 1-1

ARTICLE II   TRANSFER OF CONTRACTS.................................................. 2-1
     SECTION 2.01.    Transfer of Contracts......................................... 2-1
     SECTION 2.02.    Conditions to Acceptance by Trustee........................... 2-1
     SECTION 2.03.    Conveyance of the Subsequent Contracts........................ 2-1

ARTICLE III   REPRESENTATIONS AND WARRANTIES........................................ 3-1
     SECTION 3.01.    Representations and Warranties Regarding the
                      Company....................................................... 3-1
     SECTION 3.02.    Representations and Warranties Regarding Each
                      Contract...................................................... 3-2
     SECTION 3.03.    Representations and Warranties Regarding the
                      Contracts in the Aggregate.................................... 3-5
     SECTION 3.04.    Representations and Warranties Regarding the
                      Contract Files................................................ 3-5
     SECTION 3.05.    Repurchase of Contracts for Breach of
                      Representations and Warranties................................ 3-6

ARTICLE IV    PERFECTION OF TRANSFER AND PROTECTION OF
              SECURITY INTERESTS.................................................... 4-1
     SECTION 4.01.    Custody of Contracts.......................................... 4-1
     SECTION 4.02.    Filings....................................................... 4-2
     SECTION 4.03.    Name Change or Relocation..................................... 4-2
     SECTION 4.04.    Chief Executive Office........................................ 4-3
     SECTION 4.05.    Costs and Expenses............................................ 4-3

ARTICLE V     SERVICING OF CONTRACTS................................................ 5-1
     SECTION 5.01.    Responsibility for Contract Administration.................... 5-1
     SECTION 5.02.    Standard of Care.............................................. 5-1
     SECTION 5.03.    Records....................................................... 5-1
     SECTION 5.04.    Inspection; Computer Tape..................................... 5-1
     SECTION 5.05.    Collections................................................... 5-2
     SECTION 5.06.    Enforcement................................................... 5-3
     SECTION 5.07.    Owner Trustee to Cooperate.................................... 5-4
     SECTION 5.08.    Costs and Expenses............................................ 5-4
     SECTION 5.09.    Maintenance of Insurance...................................... 5-5
     SECTION 5.10.    Repossession.................................................. 5-6
     SECTION 5.11.    Commingling of Funds.......................................... 5-6
     SECTION 5.12.    Retitling; Security Interests................................. 5-6
     SECTION 5.13.    Servicer Advances............................................. 5-7


     SECTION 5.14.    Monthly Reports; Certificate of Servicing Officer............. 5-7
     SECTION 5.15.    Annual Report of Accountants.................................. 5-8
     SECTION 5.16.    Certain Duties of the Servicer Under the Trust
                      Agreement..................................................... 5-8
     SECTION 5.17.    INTENTIONALLY OMITTED......................................... 5-8
     SECTION 5.18.    Annual Statement as to Compliance; Notice of
                      Servicer Termination Event.................................... 5-8
     SECTION 5.19.    INTENTIONALLY OMITTED......................................... 5-9
     SECTION 5.20.    Maintenance of Security Interests in Contracts................ 5-9
     SECTION 5.21.    Covenants, Representations, and
                      Warranties of Servicer........................................ 5-10
     SECTION 5.22.    Purchase of Contracts Upon Breach of Covenant................. 5-10

ARTICLE VI   DISTRIBUTIONS; SPREAD ACCOUNT; LIMITED
             GUARANTY; STATEMENTS TO SECURITY HOLDERS............................... 6-1
     SECTION 6.01.    Trust Accounts................................................ 6-1
     SECTION 6.02.    Collection Account Deposits................................... 6-2
     SECTION 6.03.    Permitted Withdrawals......................................... 6-2
     SECTION 6.04.    Reserve Account Withdrawals................................... 6-3
     SECTION 6.05.    Limited Guaranty.............................................. 6-3
     SECTION 6.06.    Distributions................................................. 6-4
     SECTION 6.07.    Sub-Pool HI Pre-Funding Account............................... 6-5
     SECTION 6.08.    Sub-Pool HI Pre-Funding Account............................... 6-5
     SECTION 6.09.    Statements to Securityholders................................. 6-5

ARTICLE VII   SERVICE TRANSFER...................................................... 7-1
     SECTION 7.01.    Event of Termination.......................................... 7-1
     SECTION 7.02.    Transfer...................................................... 7-2
     SECTION 7.03.    Indenture Trustee to Act; Appointment of Successor............ 7-2
     SECTION 7.04.    Notification to Securityholders............................... 7-3
     SECTION 7.05     Effect of Transfer............................................ 7-3
     SECTION 7.06.    Transfer of Collection Account................................ 7-4
     SECTION 7.07.    Limits on Liability........................................... 7-4
     SECTION 7.08.    Waiver of Past Defaults....................................... 7-4

ARTICLE VIII   TERMINATION.......................................................... 8-1
     SECTION 8.01.    Company's or Servicer's Repurchase Option..................... 8-1
     SECTION 8.02.    Liquidation of Trust Estate................................... 8-2

ARTICLE IX     INDEMNITIES.......................................................... 9-1
     SECTION 9.01.    Company's Indemnities......................................... 9-1
     SECTION 9.02.    Liabilities to Obligors....................................... 9-1
     SECTION 9.03.    Servicer's Indemnities........................................ 9-1
     SECTION 9.04.    Operation of Indemnities...................................... 9-2

ARTICLE X       MISCELLANEOUS....................................................... 10-1


     SECTION 10.01    Servicer Not to Assign Duties or Resign;
                      Delegation of Servicing Duties............................... 10-1
     SECTION 10.02    Assignment or Delegation by Company.......................... 10-2
     SECTION 10.03    Amendment.................................................... 10-2
     SECTION 10.04    Notices...................................................... 10-3
     SECTION 10.05    Merger and Integration....................................... 10-5
     SECTION 10.06    Headings..................................................... 10-5
     SECTION 10.07    Governing Law................................................ 10-5
     SECTION 10.08    Limitation of Liability...................................... 10-5


Exhibit A      --      Form of Assignment
Exhibit B      --      Form of Certificate Regarding Repurchased
                       Contracts
Exhibit C      --      Form of Monthly Report
Exhibit D      --      Form of Certificate of Servicing Officer
Exhibit M-1    --      Form of Certificate Regarding Repurchased
                       Contracts
Exhibit M-2    --      Form of Certificate Regarding Repurchased
                       Contracts
Exhibit O-1    --      List of Home Improvement Contracts
Exhibit O-2    --      List of Fixed Rate Home Equity Contracts
Exhibit O-3    --      List of Adjustable Rate Home Equity Contracts
Exhibit R      --      Form of Addition Notice
Exhibit S      --      Form of Subsequent Transfer Instrument
Exhibit T      --      Form of Officer's Certificate (Subsequent Transfer)

     THIS SALE AND SERVICING AGREEMENT, dated as of _____, between Green Tree [Home Improvement and Home Equity] Trust _____ (the "Issuer" or the "Trust") and Green Tree Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, as Seller and Servicer (the "Company").

     WHEREAS, the Issuer wishes to purchase from the Company certain home improvement contracts and promissory notes ("Home Improvement Contracts"), which contracts and notes provide for installment payments by or on behalf of the purchasers of the home improvements and grant mortgages, deeds of trust or security deeds on the real estate that is the subject of the home improvements, and certain home equity loans ("Home Equity Contracts" and, together with the Home Improvement Contracts, the "Contracts"), which loans provide for installment payments by or on behalf of the borrowers and grant mortgages, deeds of trust or security deeds on certain real estate securing such loan; and

     WHEREAS, the Company and the Issuer wish to set forth the terms and conditions pursuant to which the Issuer will acquire the "Contracts," as hereinafter defined, and the Company will service the Contracts;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Company and the Issuer agree as provided herein:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01.  General.
                    -------

     For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of this Agreement.

     SECTION 1.02.  Specific Terms.
                    --------------

     All terms defined in any Related Document and not otherwise defined in this Agreement shall have the meanings given them in such Related Document.

     "Addition Notice"  means with respect to the transfer of Subsequent Home
      ---------------
Improvement Contracts or Subsequent Home Equity Contracts to the Trust pursuant to Section 2.03 of this Agreement, a notice, substantially in the form of Exhibit R, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Company's designation of Subsequent Home Improvement Contracts and/or Subsequent Home Equity Contracts, as applicable, to be sold to the Trust and the aggregate Cut-off Date Principal Balances of such Subsequent Home Equity Contracts and/or Subsequent Home Equity Contracts.

     "Adjustable Rate Home Equity Contract" means each closed-end home equity
      ------------------------------------
loan identified as such in the List of Contracts, which Adjustable Rate Home Equity Contract is to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the Cut-off Date, or Subsequent Cut-off Date in the case of a Subsequent Home Equity Contract.

     "Advance Payment" means any payment by an Obligor in advance of the Due
      ---------------
Period in which it would be due under such Contract and which payment is not a Principal Prepayment.

     "Affiliate" of any specified Person means any other Person controlling or
      ---------
controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                                      1-1

     "Agreement" means this Sale and Servicing Agreement as the same may be
      ---------
amended or supplemented from time to time.

     "Aggregate Certificate Principal Balance" means the sum of the Sub-Pool HI
      ---------------------------------------
Certificate Principal Balance and the Sub-Pool HE Certificate Principal Balance.

     "Amount Available" means, as to any Distribution Date, an amount equal to
      ----------------
the Collected Funds for that Distribution Date plus any amounts required to be deposited in the Collection Account on or before such Distribution Date pursuant to Sections 6.05, 8.01 and 8.02 of this Agreement.

     "Amount Held for Future Distribution" means, as to any Payment Date, (1)
      -----------------------------------
with respect to the Home Improvement Contracts, the total of the amounts held in the Certificate Account in respect of the Home Improvement Contracts on the last day of the preceding Due Period on account of Advance Payments on the Home Improvement Contracts in respect of such Due Period and (2) with respect to the Home Equity Contracts, the total of the amounts held in the Certificate Account in respect of the Home Equity Contracts on the last day of the preceding Due Period on account of Advance Payments on the Home Equity Contracts in respect of such Due Period.

     "Available Funds Pass-Through Rate" means, for any Payment Date, a rate per
      ---------------------------------
annum equal to the weighted average of the Expense Adjusted Contract Rates on the then outstanding Adjustable Rate Home Equity Contracts.

     "Balloon Loan" means a Home Equity Contract that provides for the payment
      ------------
of the unamortized principal balance of such Contract in a single payment at the maturity of such Contract that is greater than the preceding monthly payment.

     "Average Excess Spread" means, as to any Distribution Date, the arithmetic
      ---------------------
average of the Excess Spread for such Distribution Date and the immediately preceding Distribution Date.

     "Business Day" means any day other than (a) a Saturday or a Sunday, or (b)
      ------------
another day on which banking institutions in the city in which a Person is taking action hereunder are authorized or obligated by law, executive order or governmental decree to be closed.

     "Calculation Agent" means the Person appointed by the Indenture Trustee to
      -----------------
establish LIBOR with respect to each Interest Reset Period. The Calculation Agent shall be the Indenture Trustee unless the Indenture Trustee is unable or unwilling so to act, in which case the Calculation Agent shall be a financial institution appointed by the Trust.

     "Certificate Distribution Account" means the account established and
      --------------------------------
maintained pursuant to Section 6.01(d).

                                      1-2

     "Certificate Interest Amount" means, as to any Distribution Date, an amount
      ---------------------------
equal to one month's interest (or, with respect to the first Distribution Date, interest from and including the Closing Date to but excluding _____) at the Certificate Pass-Through Rate on the Certificate Principal Balance.

     "Certificate Interest Carryover Shortfall" means as to any Distribution
      ----------------------------------------
Date, the amount, if any, by which the amount distributed to Holders of the Certificates on such Distribution Date pursuant to Section 5.2(a)(i) of the Trust Agreement is less than the Certificate Interest Amount for such Distribution Date.

     "Certificate Liquidation Loss Interest Amount" means, as to any
      --------------------------------------------
Distribution Date, an amount equal to one month's interest at the Certificate Pass-Through Rate on the Unpaid Certificate Principal Liquidation Loss, if any.

     "Certificate Liquidation Loss Interest Shortfall" means, as to any
      -----------------------------------------------
Distribution Date, the amount, if any, by which the amount distributed to Holders of the Certificates on such Distribution Date pursuant to Section 5.2(a)(v) of the Trust Agreement is less than the Certificate Liquidation Loss Interest Amount for such Distribution Date.

     "Certificate Majority" means Holders of Certificates representing more than
      --------------------
50% of the Certificate Principal Balance.

     "Certificate Pass-Through Rate" means _____% per annum, computed on the
      -----------------------------
basis of a 360-day year of twelve 30-day months.

     "Certificate Percentage" means with respect to any Distribution Date, a
      ----------------------
percentage equal to 100% minus the Noteholders' Percentage for such Distribution Date.

     "Certificate Pool Factor" means, with respect to any Distribution Date, an
      -----------------------
eight-digit decimal figure equal to the outstanding principal balance of the Certificates as of such Distribution Date (after giving effect to all distributions on such date) divided by the Original Certificate Principal Balance.

     "Certificate Principal Balance" means, as to any Distribution Date, the
      -----------------------------
Original Certificate Principal Balance less the sum of: (i) all amounts distributed to Holders of Certificates on prior Distribution Dates on account of principal pursuant to Section 5.2(a)(iii), (iv) or (vii) of the Trust Agreement or pursuant to a Guaranty Payment, and (ii) the Unpaid Certificate Principal Liquidation Loss as of such Distribution Date.

     "Certificate Principal Liquidation Loss" means, as to any Distribution
      --------------------------------------
Date, the lesser of: (a) the amount, if any, by which the Certificate Principal Balance and Note Principal Balance as of the immediately preceding Distribution Date, minus the aggregate amount of principal distributed on account of the Notes and

                                      1-3

Certificates on that Distribution Date (exclusive of any Guaranty
Payment on that Distribution Date in respect of any Certificate Principal Liquidation Loss), exceeds the Pool Scheduled Principal Balance as of such Distribution Date, or (b) the Certificate Principal Balance as of the immediately preceding Distribution Date minus the aggregate amount of principal distributed on account of the Certificates on that Distribution Date (exclusive of any Guaranty Payment on that Distribution Date in respect of any Certificate Principal Liquidation Loss).

     "Certificate Principal Shortfall" means, as to any Distribution Date, the
      -------------------------------
amount, if any, by which the amount distributed to Holders of Certificates on such Distribution Date pursuant to Section 5.2(a)(iii) of the Trust Agreement is less than the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date.

     "Certificateholders' Distributable Amount" means, with respect to any
      ----------------------------------------
Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount.

     "Certificateholders' Interest Distributable Amount" means, with respect to
      -------------------------------------------------
any Distribution Date, the sum of the amounts payable in respect of the Certificates pursuant to Sections 5.2(a)(i), (ii), (v) and (vi) of the Trust Agreement.

     "Certificateholders' Monthly Principal Distributable Amount" means, with
      ----------------------------------------------------------
respect to any Distribution Date the Certificate Percentage of the Formula Principal Distribution Amount plus, on the Distribution Date on which the Note Principal Balance is reduced to $0, an amount equal to the Noteholders' Percentage of the Formula Principal Distribution Amount on such Distribution Date minus amounts deposited in the Note Distribution Account on such Distribution Date pursuant to Section 6.06(a)(iii) to reduce the Note Principal Balance to zero, but in no event more than the outstanding Certificate Principal Balance.

     "Certificateholders' Principal Distributable Amount" means, with respect to
      --------------------------------------------------
any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Unpaid Certificate Principal Shortfall as of the close of the preceding Distribution Date;

provided, however, that on the Final Scheduled Distribution Date, the principal
--------  -------
required to be deposited into the Certificate Distribution Account shall not be less than the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce to zero the Certificate Principal Balance plus the Unpaid Certificate Principal Liquidation Loss.

     "Certificates"  means the _____% Loan-Backed Certificates issued under the
      ------------
Trust Agreement.

     "Class" means pertaining to each Class of Notes.
      -----

                                      1-4

     "Class A-1 Notes" means the Class A-1 Notes.
      ---------------

     "Class A-1 Percentage" means the result, expressed as a percentage,
      --------------------
obtained by dividing: (i) the Original Class A-1 Principal Balance by (ii) the Original Note Principal Balance.

     "Class A-1 Final Scheduled Distribution Date" means _____ (or, if such day
      -------------------------------------------
is not a Business Day, the next succeeding Business Day thereafter).

     "Class A-1 Interest Amount" means, with respect to any Distribution Date
      -------------------------
and the related Interest Reset Period, an amount equal to interest at the Class A-1 Interest Rate on the Class A-1 Principal Balance.

     "Class A-1 Interest Carryover Shortfall" means, with respect to any
      --------------------------------------
Distribution Date, the amount, if any, by which the amount distributed to Holders of the Class A-1 Notes on such Distribution Date pursuant to Section 8.02(c)(1)(i) of the Indenture is less than the Class A-1 Interest Amount for such Distribution Date.

     "Class A-1 Interest Rate" means, with respect to any Interest Reset Period,
      -----------------------
a per annum rate of interest equal to [ _____ %, calculated on the basis of actual days elapsed and a year of 360 days] [the lesser of _____% or LIBOR plus _____ %, in each case calculated on the basis of actual days elapsed and a year of 360 days].

     "Class A-1 Liquidation Loss Interest Amount" means, as to any Distribution
      ------------------------------------------
Date and the related Interest Reset Period, an amount equal to interest at the Class A-1 Interest Rate on the Unpaid Class A-1 Principal Liquidation Loss, if any.

     "Class A-1 Liquidation Loss Interest Shortfall" means, as to any
      ---------------------------------------------
Distribution Date, the amount, if any, by which the amount distributed to Holders of the Class A-1 Notes on such Distribution Date pursuant to Section 8.02(c)(1)(v) of the Indenture is less than the Class A-1 Liquidation Loss Interest Amount for such Distribution Date.

     "Class A-1 Notes" means the Class A-1 [Floating Rate] [Fixed Rate] Asset-
      ---------------
Backed Notes issued by the Trust pursuant to the Indenture.

     "Class A-1 Percentage" means the result, expressed as a percentage,
      --------------------
obtained by dividing: (i) the Original Class A-1 Principal Balance by (ii) the Original Note Principal Balance.

     "Class A-1 Principal Balance" means, as to any Distribution Date, the
      ---------------------------
Original Class A-1 Principal Balance less the sum of: (i) all amounts distributed to Holders of Class A-1 Notes on any prior Distribution Date on account of principal pursuant to Section 8.02(c)(1)(iii), (iv) or (vii) of the Indenture; and (ii) the Unpaid Class A-1 Principal Liquidation Loss as of such Distribution Date.

                                      1-5

     "Class A-1 Principal Liquidation Loss" means, as to any Distribution Date,
      ------------------------------------
the lesser of:

          (1) the Class A-1 Percentage of the amount, if any, by which (x) the remainder of (i) the Note Principal Balance plus the Certificate Principal Balance as of the immediately preceding Distribution Date, minus (ii) the sum of the aggregate amount of principal distributed on account of the Notes and Certificates on that Distribution Date, plus the amount of any Class A-2 Principal Liquidation Loss and Certificate Principal Liquidation Loss determined as of that Distribution Date, exceeds (y) the Pool Scheduled Principal Balance as of such Distribution Date; or

          (2) the Class A-1 Principal Balance as of that Distribution Date.

     "Class A-1 Principal Shortfall" means, as to any Distribution Date, the
      -----------------------------
amount, if any, by which the amount distributed to Holders of Class A-1 Notes on such Distribution Date pursuant to Section 8.02(c)(1)(iii) of the Indenture is less than 67% of the Class A-1 Percentage of the Formula Principal Distribution Amount for such Distribution Date.

     "Class A-2 Final Scheduled Distribution Date" means _____ (or, if such day
      -------------------------------------------
is not a Business Day, the next succeeding Business Day thereafter).

     "Class A-2 Interest Amount" means, with respect to any Distribution Date
      -------------------------
and the related Interest Reset Period, an amount equal to interest at the Class A-2 Interest Rate on the Class A-2 Principal Balance.

     "Class A-2 Interest Carryover Shortfall" means, with respect to any
      --------------------------------------
Distribution Date, the amount, if any, by which the amount distributed to Holders of the Class A-2 Notes on such Distribution Date pursuant to Section 8.02(c)(2)(i) of the Indenture is less than the Class A-2 Interest Amount for such Payment Date.

     "Class A-2 Interest Rate" means, with respect to any Interest Reset Period,
      -----------------------
a per annum rate of interest equal to [ _____ %, calculated on the basis of actual days elapsed and a year of 360 days] [the lesser of _____% or LIBOR plus _____ %, in each case calculated on the basis of actual days elapsed and a year of 360 days].

     "Class A-2 Liquidation Loss Interest Amount" means, as to any Distribution
      ------------------------------------------
Date and the related Interest Reset Period, an amount equal to interest at the Class A-2 Interest Rate on the Unpaid Class A-2 Principal Liquidation Loss, if any.

     "Class A-2 Liquidation Loss Interest Shortfall" means, as to any
      ---------------------------------------------
Distribution Date, the amount, if any, by which the amount distributed to Holders of the Class A-2 Notes on such Distribution Date pursuant to Section 8.02(c)(2)(v) of the Indenture is less than the Class A-2 Liquidation Loss Interest Amount for such Distribution Date.

                                      1-6

     "Class A-2 Notes" means the Class A-2 [Floating Rate] [Fixed Rate] Asset-
      ---------------
Backed Notes issued by the Trust pursuant to the Indenture.

     "Class A-2 Percentage" means the result, expressed as a percentage,
      --------------------
obtained by dividing: (i) the Original Class A-2 Principal Balance by (ii) the Original Note Principal Balance.

     "Class A-2 Principal Balance" means, as to any Distribution Date, the
      ---------------------------
Original Class A-2 Principal Balance less the sum of: (i) all amounts distributed to Holders of Class A-2 Notes on prior Distribution Dates on account of principal pursuant to Sections 8.02(c)(2)(iii), (iv) or (vii) of the Indenture; and (ii) the Unpaid Class A-2 Principal Liquidation Loss as of such Distribution Date.

     "Class A-2 Principal Liquidation Loss" means, as to any Distribution Date,
      ------------------------------------
the lesser of:

          (1) the amount, if any, by which (x) the remainder of (i) the Note Principal Balance and the Certificate Principal Balance as of the immediately preceding Distribution Date, minus (ii) the sum of the aggregate amount of principal distributed on account of the Notes and Certificates on that Distribution Date, plus the amount of any Class A-3 Principal Liquidation Loss, Class A-2 Principal Liquidation Loss and Certificate Principal Liquidation Loss determined as of that Distribution Date, exceeds (y) the Pool Scheduled Principal Balance as of such Distribution Date; or

          (2) the Class A-2 Principal Balance as of that Distribution Date.

     "Class A-2 Principal Shortfall" means, as to any Distribution Date, the
      -----------------------------
amount, if any, by which the amount distributed on such Distribution Date to the Holders of the Class A-2 Notes pursuant to Section 8.02(c)(2)(iii) of the Indenture is less than the Class A-2 Percentage of the Formula Principal Distribution Amount for such Distribution Date.

     "Class Percentage Interest" means, as to any Note, the percentage interest
      -------------------------
evidenced thereby in distributions made on the related Class, such percentage interest being equal to the percentage (carried to eight places) obtained from dividing the denomination of such Note by the aggregate denomination of all Notes of the related Class (which equals the Original Class A-1 Principal Balance in the case of a Class A-1 Note and the Original Class A-2 Principal Balance in the case of a Class A-2 Note). The aggregate Class Percentage Interests for each Class of Notes shall equal 100%.

     "Class Principal Balance" means, as to any date, the Class A-1 Principal
      -----------------------
Balance or the Class A-2 Principal Balance, as appropriate.

     "Closing Date" means _____.
      ------------

                                      1-7

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collected Funds" means, as to any Distribution Date, an amount equal to
      ---------------
(a) the sum of (i) the amount on deposit in the Collection Account as of the close of business on the last day of the related Due Period (exclusive of any amounts deposited therein pursuant to Sections 6.05, 8.01 or 8.02), (ii) any amounts required to be deposited in the Collection Account on or before the Business Day immediately preceding such Distribution Date pursuant to Sections
5.09 or 5.13, and (iii) any amount deposited in the Collection Account in respect of principal on the Contracts (exclusive of any amounts deposited therein pursuant to Sections 6.05, 8.01 or 8.02) after the last day of the related Due Period through and including the third Business Day prior to the Distribution Date, but in no event later than the 10th day of the month in which such Distribution Date occurs, reduced by (b) the sum as of the close of business on the last day of the related Due Period of (i) the Amount Held for Future Distribution, (ii) amounts permitted to be withdrawn by the Trustee from the Collection Account pursuant to clauses (b) - (e), inclusive, of Section 6.03; and (iii) with respect to all Distribution Dates other than the Distribution Date in _____, any amount deposited in the Collection Account in respect of principal on the Contracts (exclusive of any amounts deposited therein pursuant to Sections 6.05, 8.01 or 8.02) on or after the first day of the related Due Period and through and including the third Business Day of the preceding Distribution Date, but in no event later than the 10th day of the related Due Period.

     "Collection Account" means the account established and maintained pursuant
      ------------------
to Section 6.01.

     "Company" means Green Tree Financial Corporation.
      -------

     "Computer Tape" means the computer tape generated by the Company which
      -------------
provides information relating to the Contracts and which was used by the Company in selecting the Contracts, and includes the master file and the history file.

     "Contract File" means, as to each Contract, (a) the original copy of the
      -------------
Contract which is comprised of the related contract and/or promissory note, (b) the original or a copy of the mortgage, deed of trust or security deed or similar evidence of a lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available, and
(c) if such Contract was originated by a contractor or lender other than the Company, the original or a copy of an assignment of the mortgage, deed of trust or security deed by the contractor or lender to the Company.

     "Contract Rate" means, with respect to any particular Contract, the rate of
      -------------
annual interest specified in that Contract and computed in accordance with the method specified in that Contract.

     "Contracts" means the Home Improvement Contracts and Home Equity
      ---------

                                      1-8

Contracts.


     "Corporate Trust Office"  means with respect to the Owner Trustee, the
      ----------------------
principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at _____; the telecopy number for the Corporate Trust Office of the Owner Trustee on the date of the execution of this Agreement is _____; with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at _____; the telecopy number for the Corporate Trust Office of the Indenture Trustee on the date of execution of this Agreement is _____.

     "Counsel for the Company" means Dorsey & Whitney LLP, or other legal
      -----------------------
counsel for the Company.

     "Cut-off Date" means _____ (or the date of origination of the Contract, if
      ------------
later).

     "Cut-off Date Pool Principal Balance"  means, with respect to all Contracts
      -----------------------------------
or the Contracts comprising a given Sub-Pool, the aggregate of the Cut-off Date Principal Balances of all Contracts or the Contracts comprising such Sub-Pool, as the case may be.

     "Cut-off Date Principal Balance" means, (i) as to any Home Improvement
      ------------------------------
Contract or Home Equity Contract, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due prior thereto, and (ii) as to any Subsequent Home Improvement Contract or Subsequent Home Equity Contract, the unpaid principal balance thereof at the related Subsequent Cut-off Date, after giving effect to all installments of principal due prior thereto.

     "Defaulted Contract" means a Contract with respect to which the Servicer
      ------------------
commenced foreclosure proceedings, made a sale of such Contract to a third party for foreclosure or enforcement, or, in the case of an FHA-Insured Contract, submitted a claim to FHA, or as to which there was a Delinquent Payment 180 or more days past due.

     "Delinquent Payment" means, as to any Contract, with respect to any Due
      ------------------
Period, any payment or portion of a payment that was originally scheduled to be made during such Due Period under such Contract and was not received or applied during such Due Period and deposited in the Collection Account, whether or not any payment extension has been granted by the Servicer; provided, however, that
                                                        --------  -------
with respect to any Liquidated Contract, the payment scheduled to be made in the Due Period in which such Contract became a Liquidated Contract shall not be deemed a Delinquent Payment.

     "Determination Date" means the third Business Day prior to each
      ------------------

                                      1-9

Distribution Date during the term of this Agreement.

     "Distribution Date" means, with respect to the Certificates, the fifteenth
      -----------------
day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing in _____.

     "Due Date" means, as to any Contract, the date of the month on which the
      --------
scheduled monthly payment for such Contract is due.

     "Due Period" means a calendar month during the term of this Agreement. With
      ----------
respect to a Distribution Date, "related Due Period" means the calendar month immediately preceding the month in which the Distribution Date occurs.

     "Electronic Ledger" means the electronic master record of conditional sales
      -----------------
contracts and promissory notes of the Company.

     "Eligible Account" means, at any time, an account which is any of the
      ----------------
following: (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee, which depository institution or trust company shall have capital and surplus (or, if such depository institution or trust company is a subsidiary of a bank holding company system, the capital and surplus of the bank holding company) of not less than $50,000,000 and the securities of such depository institution (or, if such depository institution is a subsidiary of a bank holding company system and such depository institution's securities are not rated, the securities of the bank holding company) shall have a credit rating from _____ (if rated by _____) and _____ (if rated by _____) in one of its generic credit rating categories which signifies investment grade; or (iv) an account that will not cause _____ and _____ to downgrade or withdraw their then-current ratings assigned to the Notes, as confirmed in writing by _____ and _____.

     "Eligible Institution" means any depository institution (which may be the
      --------------------
Owner Trustee, the Indenture Trustee or an Affiliate of either) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund (currently administered by the Federal Deposit Insurance Corporation), which is subject to supervision and examination by federal or state authorities and whose short-term deposits have been rated _____ by _____ and _____ by _____ (if rated by _____), or whose unsecured long-term debt has been rated in one of the two highest rating categories by _____ and _____ (if rated by _____) in the case of unsecured long-term debt, or who shall otherwise be acceptable to _____ and
_____.

                                      1-10

     "Eligible Investments" are any of the following:
      --------------------

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and which are noncallable;

          (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or any Affiliate of the Indenture Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term deposits of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated at least _____ by _____ and at least _____ by _____ (if rated by _____);

          (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have the highest credit rating then available from _____ (if rated by _____) and _____ and whose only investments are in securities described in clauses (i) and (ii) above;

          (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

          (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least Aaa by _____ and in one of the two highest rating categories from _____ (if rated by _____) at the time of such investment; provided, however, that securities issued
                                     --------  -------
     by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Collection Account; and

          (vi) commercial paper having a rating of at least _____ from _____ and at least _____ by _____ (if rated by _____) at the time of such

                                      1-11
investment or pledge as a security.

Notwithstanding the foregoing, securities that represent the right to receive payments only of interest due on underlying obligations shall not be included as Eligible Investments, whether or not such securities otherwise fall within (i) through (vi) above.

     Each of the Indenture Trustee and the Owner Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments.

     "Eligible Servicer" means the Trustee or a Person qualified to act as
      -----------------
servicer of the Contracts under applicable Federal and State laws and regulations, which is a Title I approved lender under FHA regulations and which services not less than an aggregate of $100,000,000 in outstanding principal amount of FHA-insured home improvement contracts and promissory notes, manufactured housing conditional sales contracts and installment loan agreements and home equity loans.

     "Eligible Substitute Contract" means, as to any Replaced Contract for which
      ----------------------------
such Eligible Substitute Contract is being substituted pursuant to Section 3.05(b), a Contract that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be determined as of the date of its substitution rather than as of the Cut-off Date, Subsequent Cut-off Date or the Closing Date) in Section 3.02 and does not cause any of the representations and warranties in Section 3.03, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Contract, (c) has a Contract Interest Rate that is at least equal to the Contract Interest Rate of such Replaced Contract, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract, and (e) if an Adjustable Rate Home Equity Contract, bears interest at a Contract Interest Rate that (i) is subject to adjustment based on the same index as the Replaced Contract, (ii) is calculated by adding a specified percentage amount (the "gross margin") to the index that is no less than the gross margin on the Replaced Contract, and (iii) is subject to a minimum rate of interest no less than the minimum rate of interest on the Replaced Contract and a maximum rate of interest no more than 1.0% greater than the rate of interest on the Replaced Contract.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Errors and Omissions Protection Policy" means the employee errors and
      --------------------------------------
omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Contracts comprising a portion of the corpus of the Trust.

                                      1-12

     "Event of Termination" has the meaning assigned in Section 7.01.
      --------------------

     "Excess Spread" means, as to any Distribution Date, 12 multiplied by a
      -------------
fraction, the numerator of which is equal to (i) the Collected Funds minus (ii) the sum of the amounts specified in Section 6.06(a)(i) - (iv) and the denominator of which is equal to the Pool Scheduled Principal Balance for such Distribution Date.

     "Expense Adjusted Mortgage Rate" means, with respect to any Adjustable Rate
      ------------------------------
Home Equity Contract, the then applicable mortgage rate thereon, minus the Expense Fee Rate.

     "Expense Fee Rate" means .75%.
      ----------------

     "FHA" means the Federal Housing Administration, or any successor thereto.
      ---

     "FHA Insurance" means the credit insurance provided by FHA pursuant to
      -------------
Title I of the National Housing Act, as evidenced by the Company's Contract of Insurance.

     "FHA-Insured Contracts" means those Home Improvement Contracts that have
      ---------------------
been or are being reported to FHA as eligible for FHA Insurance, a list of which is attached to this Agreement as Exhibit [P].

     "FHA Regulations" means the regulations promulgated by HUD relating to
      ---------------
Title I home improvement loans, currently found at 24 C.F.R. (S)201.

       "Fidelity Bond" means the fidelity bond maintained by the Servicer or any
       --------------
similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Contracts comprising a portion of the corpus of the Trust.

     "Final Scheduled Distribution Date" means _____ (or, if such day is not a
      ---------------------------------
Business Day, the next succeeding Business Day).

     "Fixed Rate Home Equity Contract" means each closed-end home equity loan
      -------------------------------
identified as such in the List of Contracts, which Home Equity Contract is to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the Cut-off Date, or Subsequent Cut-off Date with respect to a Subsequent Home Equity Contract.

     "Formula Principal Distribution Amount" means, as of any Distribution Date
      -------------------------------------
(but subject to the last sentence of this definition), the sum of the following amounts with respect to the related Due Period, in each case computed in accordance with the method specified in the relevant Contract:

          (i) all scheduled payments of principal due on each outstanding

                                      1-13

     Contract during the related Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the related Due Period; plus

          (iii) the aggregate Scheduled Principal Balance of all Contracts that became Liquidated Contracts during the related Due Period; plus

          (iv) the aggregate Scheduled Principal Balance of all Contracts repurchased during the prior Due Period pursuant to Section 3.05 or 5.22, plus

          (v) any amount deposited in the Collection Account in respect of principal on the Contracts (exclusive of any amounts deposited therein pursuant to Sections 6.05, 8.01 or 8.02) after the last day of the related Due Period and up to and including the third Business Day prior to the Distribution Date, but in no event later than the 10th day of the month in which such Distribution Date occurs; minus

          (vi) with respect to all Distribution Dates other than the Distribution Date in _____, any amount deposited in the Collection Account in respect of principal on the Contracts (exclusive of any amounts deposited therein pursuant to Sections 6.05, 8.01 or 8.02) on or after the first day of the related Due Period and up to and including the third Business Day prior to the preceding Distribution Date, but in no event later than the 10th day of the related Due Period.

The Formula Principal Distribution Amount for the Distribution Date in _____ shall be the sum of the Note Principal Balance and the Certificate Principal Balance.

     "[General Partner]" means _____, a _____ corporation.
       ----------------

     "GNMA" means the Government National Mortgage Association, or any successor
      ----
thereto.

     "Home Equity Contract" means each Fixed Rate Home Equity Contract or
      --------------------
Adjustable Rate Home Equity Contract.

     "Home Improvement Contract" means each home improvement contract and
      -------------------------
promissory note described in the List of Contracts, which Home Improvement Contract is to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments due pursuant thereto after the Cut-off Date, or

                                      1-14

Subsequent Cut-off Date with respect to a Subsequent Home Improvement Contract.

     "HUD" means the United States Department of Housing and Urban Development,
      ---
or any successor thereto.

     "Indenture" means the Indenture, dated as of _____, between the Trust and
      ---------
_____, as Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Trustee" means the Person acting as Trustee under the Indenture,
      -----------------
its successors in interest and any successor Trustee under the Indenture.

     "Independent" means, when used with respect to any specified Person, Dorsey
      -----------
& Whitney LLP, or any Person who (i) is in fact independent of the Company and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Servicer or in an Affiliate of either and (iii) is not connected with the Company or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signatory has read this definition and is Independent within the meaning set forth herein.

     "Initial Contract" means a Home Equity Contract or Home Improvement
      ----------------
Contract originated on or prior to _____ (in the case of the Initial Home Equity Contracts) or _____ (in the case of the Initial Home Improvement Contracts) and identified as such on the List of Contracts attached hereto.

     "Interest Reset Period" means, with respect to any Distribution Date, the
      ---------------------
period from and including the prior Distribution Date (or, with respect to the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

     "Issuer" means the Trust.
      ------

     "LIBOR" means, with respect to any Interest Reset Period, the offered rate,
      -----
as established by the Calculation Agent, for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Reset Period. If on any LIBOR Determination Date the offered rate does not appear on Telerate Page 3750, the Calculation Agent will request each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Calculation Agent with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR

                                      1-15
on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.00001%), with five one-millionths of a percentage point rounded upward, of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.00001%), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in The City of New York selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR for such date will be LIBOR applicable to the Interest Reset Period immediately preceding such Interest Reset Period.

     "LIBOR Business Day" as used herein means a day that is both a Business Day
      ------------------
and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

     "LIBOR Determination Date" means the second LIBOR Business Day prior to the
      ------------------------
first day of the related Interest Reset Period.

     "Limited Guaranty" means the obligation of the Company to make Guaranty
      ----------------
Payments pursuant to Section 6.05.

     "Liquidated Contract" means with respect to any Due Period, either
      -------------------

     (1) a Defaulted Contract as to which (a) the Servicer has received from the Obligor, or a third party purchaser of the Contract, all amounts which the Servicer reasonably and in good faith expects to recover from or on account of such Contract, or (b) in the case of an FHA-Insured Contract, either (i) FHA has paid the claim or (ii) the Servicer has determined in good faith that FHA will not pay the claim, or

     (2) a Contract (a) upon which all or a portion of the first payment of interest due by the Obligor was added to principal, and (b) on which the Obligor failed to pay the full amount of principal due on the Contract, as computed by the Servicer;

provided, however, that any Contract which the Company is obligated to
--------- -------
repurchase pursuant to Section 3.05, and did so repurchase or substitute therefor an Eligible Substitute Contract in accordance with Section 3.05, shall be deemed not to be a Liquidated Contract; and provided, further, that with
                                               --------- -------
respect to Due Periods beginning on or after _____ (in the case of a Home Improvement Contract) or _____ (in the case of a Home Equity Contract), a Liquidated Contract also means any Contract as to which the Servicer has commenced foreclosure proceedings, made a sale of the Contract to a third party for foreclosure or enforcement, or, in the case of an FHA-Insured Contract, submitted a claim to FHA.

                                      1-16

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of any
      --------------------
overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

     "Liquidation Proceeds" means cash (including insurance proceeds) received
      --------------------
in connection with the liquidation of defaulted Contracts, whether through repossession, foreclosure sale or otherwise.

     "List of Contracts" means the lists identifying each Contract constituting
      -----------------
part of the Trust Fund and attached either to this Agreement as Exhibit O-1, O-2, or O-3 or to a Subsequent Transfer Instrument as Exhibit A or B, as such lists may be amended from time to time pursuant to Section 3.05(b) to add Eligible Substitute Contracts and delete Replaced Contracts. Each List of Contracts shall set forth as to each Contract identified on it (i) the Cut-off Date Principal Balance, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and (iv) the maturity date.

     "Monthly Report" has the meaning assigned in Section 5.13.
      --------------

     "Monthly Servicing and Guaranty Fee" means, as to any Distribution Date,
      ----------------------------------
the Amount Available in the Collection Account on that Distribution Date after payment in full of all amounts payable under Section 6.06(a)(i) through (v).

     "Monthly Servicing Fee" means, as of any Distribution Date on which the
      ---------------------
Company is not acting as Servicer, any amount agreed to by the Trustee and the successor Servicer that does not exceed one-twelfth of the product of 0.75% and the Pool Scheduled Principal Balance for the immediately preceding Distribution Date.

     "Net Liquidation Loss" means, as to a Liquidated Contract, the difference
      --------------------
between (a) the Repurchase Price of such Contract, and (b) the Net Liquidation Proceeds with respect to such Liquidated Contract, where such difference is a positive number.

     "Net Liquidation Proceeds" means, as to a Liquidated Contract, the proceeds
      ------------------------
received, or, for Contracts which become Liquidated Contracts pursuant to the last proviso in the definition of "Liquidated Contract," the estimated proceeds to be received, as of the last day of the Due Period in which such Contract became a Liquidated Contract, from the Obligor, from a third party purchaser of the Contract, under FHA Insurance, under insurance other than FHA insurance, or otherwise, net of Liquidation Expenses.

     "Note Distribution Account" means the account designated as such,
      -------------------------
established and maintained pursuant to Section 6.01(b).

                                      1-17

     "Note Majority" means, as to each Class of Notes, Holders of Notes
      -------------
representing a majority of the Principal Balance of such Class of Notes.

     "Note Pool Factor" means, with respect to any Distribution Date and each
      ----------------
Class of Notes, an eight-digit decimal figure equal to the outstanding principal balance of such class of Notes as of such Distribution Date (after giving effect to all distributions on such date) divided by the Original Principal Balance of such Class of Notes as of the Closing Date.

     "Note Principal Balance" means, as of any Distribution Date, the sum of the
      ----------------------
Class A-1 Principal Balance and the Class A-2 Principal Balance.

     "Noteholders' Distributable Amount" means, with respect to any Distribution
      ---------------------------------
Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

     "Noteholders' Interest Carryover Shortfall" means, with respect to any
      -----------------------------------------
Distribution Date, the amounts payable in respect of the Notes pursuant to Sections 8.02(c)(1)(ii) and (vi), 8.02(c)(2)(ii) and (vi), 8.02(c)(3)(ii) and
(vi), and 8.02(c)(4)(ii) and (vi) of the Indenture.

     "Noteholders' Interest Distributable Amount" means, with respect to any
      ------------------------------------------
Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

     "Noteholders' Monthly Interest Distributable Amount" means, with respect to
      --------------------------------------------------
any Distribution Date, the amounts payable in respect of the Notes pursuant to Sections 8.02(c)(1)(i) and (v), 8.02(c)(2)(i) and (v), 8.02(c)(3)(i) and (v) and
8.02(c)(4)(i) and (v) of the Indenture.

     "Noteholders' Monthly Principal Distributable Amount" means, with respect
      ---------------------------------------------------
to any Distribution Date, the Noteholders' Percentage of the Formula Principal Distribution Amount (but not to exceed the Note Principal Balance) plus the aggregate Principal Liquidation Loss of each Class of Notes.

     "Noteholders' Percentage" means 100% until and including the Distribution
      -----------------------
Date on which the Note Principal Balance and the aggregate Principal Liquidation Losses (if any) are paid in full and 0% thereafter.


     "Noteholders' Principal Distributable Amount" means, with respect to any
      -------------------------------------------
Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Unpaid Principal Shortfall as of the close of the preceding Distribution Date; provided, that (i) the Noteholders' Principal Distributable Amount on the Final Scheduled Distribution Date shall not

                                      1-18
be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Note Principal Balance plus the Unpaid Class A-1 and A-2 Principal Liquidation Losses to zero.

     "Noteholders' Unpaid Principal Shortfall" means, with respect to any
      ---------------------------------------
Distribution Date, the amounts payable in respect of the Notes pursuant to Sections 8.02(c)(1)(iv), 8.02(c)(2)(iv), 8.02(c)(3)(iv), and 8.02(c)(4)(iv) of
the Indenture.

     "Notes" means the Class A-1 or Class A-2 Notes.
      -----

     "NRSRO" means any nationally recognized statistical rating organization.
      -----

[    "N.Y.U.C.C." means the Uniform Commercial Code as in effect in the State of
      ----------
New York.]

     "Obligor" means the person who owes payments under a Contract.
      -------

     "Officer's Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, President or any Vice President of the Company and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may, except as
      ------------------
expressly provided herein, be salaried counsel for the Company, acceptable to the Indenture Trustee, the Owner Trustee and the Company.

     "Original Certificate Principal Balance" means $ _____.
      --------------------------------------

     "Original Class A-1 Principal Balance" means $ _____.
      ------------------------------------

     "Original Class A-2 Principal Balance" means $ _____.
      ------------------------------------

     "Original Class Principal Balance" means, with respect to any Class, the
      --------------------------------
Original Class A-1 Principal Balance or the Original Class A-2 Principal Balance as appropriate.

     "Original Note Principal Balance" means the sum of the Class A-1 and Class
      -------------------------------
A-2 Original Class Principal Balances.

     "Original Sub-Pool HE Certificate Principal Balance" means $_____.
      --------------------------------------------------

     "Original Sub-Pool HI Certificate Principal Balance" means $_____.
      --------------------------------------------------

     "Original Sub-Pool HE Pre-Funded Amount" means $_____.
      --------------------------------------

     "Original Sub-Pool HI Pre-Funded Amount" means $_____.
      --------------------------------------

                                      1-19

     "Owner Trustee" means _____, acting not individually but solely as trustee,
      -------------
or its successor in interest, and any successor appointed as provided in the Trust Agreement.

     "Partial Principal Prepayment" means (a) any Principal Prepayment other
      ----------------------------
than a Principal Prepayment in Full and (b) any cash amount deposited in the Collection Account pursuant to the proviso in Section 3.05(a).

     "Payment Date" means, with respect to the Notes, the fifteenth day of each
      ------------
calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing in ____.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Pool Scheduled Principal Balance" means, with respect to all Contracts or
      --------------------------------
the Contracts comprising a given Sub-Pool, as of any Payment Date, the aggregate Scheduled Principal Balance of all Contracts or the Contracts comprising such Sub-Pool, as the case may be, that were outstanding during the immediately preceding Due Period.

     "Post-Funding Payment Date" means the Payment Date on, or the first Payment
      -------------------------
Date after, the last day of the Pre-Funding Period.

     "Pre-Funding Period" means the period beginning on the Closing Date and
      ------------------
ending on the earliest of (a) the date on which the amount on deposit in the Sub-Pool HE Pre-Funding Account is less than $10,000.00 and the amount on deposit in the Sub-Pool HI Pre-Funding Account is less than $10,000.00, or (b) the close of business on the date which is 60 days after the Closing Date or (c) the date on which an Event of Termination occurs.

     "Principal Liquidation Loss" means, with respect to any Distribution Date
      --------------------------
and any Class of Notes, the amount by which the aggregate Principal Balance of such Class and each junior Class and the Certificate Principal Balance exceeds the Scheduled Pool Principal Balance, after giving effect to all distributions of principal on such Distribution Date.

     "Principal Prepayment" means a payment or other recovery of principal on a
      --------------------
Contract (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a Partial Principal Prepayment, upon the next scheduled payment date on such Contract) to reduce the outstanding principal amount due on such Contract prior to the date or dates on which such principal amount is due.

     "Principal Prepayment in Full" means any Principal Prepayment of the entire
      ----------------------------
principal balance of a Contract.

     "[Rating Agency]" means _____ , or any successor thereto; provided that if

                                      1-20

_____ no longer has a rating outstanding on the Class A-1 Notes nor on the Class A-2 Notes, nor on the Certificates, then references herein to "_____" shall be deemed to refer to the NRSRO then rating any Class of the Notes (or, if more than one such NRSRO is then rating any Class of the Notes, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of _____ shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Record Date" means the Business Day immediately preceding the related
      -----------
Distribution Date.

     "Related Documents" means the Trust Agreement, the Indenture, the
      -----------------
Administration Agreement, the Certificates, the Notes and the Underwriting Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

     "Replaced Contract" has the meaning assigned in Section 3.05(b).
      -----------------

     "Repurchase Price" means, with respect to a Contract to be repurchased
      ----------------
pursuant to Section 3.05 or Section 5.22, an amount equal to (a) the remaining principal amount outstanding on such Contract, plus (b) interest at the Contract Rate on such Contract from the end of the Due Period with respect to which the Obligor last made a payment through the end of the immediately preceding Due Period.

     "Reserve Account" means the segregated trust account held by the Indenture
      ---------------
Trustee for the benefit of the Holders of the Notes pursuant to Section 6.01(c).

     "Reserve Account Required Amount" means
      -------------------------------

     (i) prior to the first Distribution Date on which the Certificate Principal Balance is equal to or greater than _____ % of the Pool Scheduled Principal Balance, an amount equal to _____ % of the Cut-off Date Pool Principal Balance;

     (ii) on such Distribution Date and each Distribution Date thereafter,

          (A) if the Average Excess Spread for such Distribution Date is greater than _____ %, an amount equal to _____ % of the Cut-off Date Pool Principal Balance; or

          (B) if the Average Excess Spread for such Distribution Date is equal to or less than _____ %, an amount equal to _____ % of the Cut-off Date Pool Principal Balance plus the Pool Scheduled Principal Balance for such Distribution Date multiplied by the

                                      1-21
               difference, if any (but not less than zero) of

               (1)  _____ %, minus

               (2) the difference (which may be a positive or a negative number)
                   between (X) the fraction, expressed as a percentage, equal to the Certificate Principal Balance divided by the Pool Scheduled Principal Balance, minus (Y) _____ %;

provided, however, that in no event may the Reserve Account Required Amount
--------  -------
exceed the Note Principal Balance for such Distribution Date.

     "Responsible Officer" means, with respect to the Owner Trustee, the
      -------------------
chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "Scheduled Principal Balance"  means, with respect to any Contract and any
      ---------------------------
Payment Date, the Cut-off Date or any Subsequent Cut-off Date, the principal balance of such Contract as of the due date in the Due Period immediately preceding such Payment Date, Cut-off Date or Subsequent Cut-off Date, as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and to the payment of principal due on such due date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor. If for any Contract the Cut-off Date is the date of origination of the Contract, its Scheduled Principal Balance as of the Cut-off Date is the principal balance of the Contract on its date of origination.

     "Securities" means the Notes and the Certificates.
      ----------

     "Securityholders" means the Noteholders and the Certificateholders.
      ---------------

     "Seller" means the Company.
      ------

     "Service Transfer" has the meaning assigned in Section 7.02.
      ----------------

     "Servicer" means the Company until any Service Transfer hereunder and
      --------
thereafter means the new servicer appointed pursuant to Article VII.

                                      1-22

     "Servicer Advance" means, with respect to any Distribution Date, the
      ----------------
amount, if any, deposited by the Servicer in the Collection Account pursuant to
Section 5.13.

     "Servicing Officer" means any officer of the Servicer involved in, or
      -----------------
responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

     "Step-up Rate Contract" means any Fixed Rate Home Equity Contract bearing
      ---------------------
interest during an initial period or periods at a fixed rate or fixed rates that are lower than the fixed rate borne thereafter.

     "Sub-Pool" means Sub-Pool HI or Sub-Pool HE.
      --------

     "Sub-Pool HE Pre-Funding ARM Subaccount" means the account so designated,
      --------------------------------------
established and maintained pursuant to Section 6.08

     "Sub-Pool HE Pre-Funding Fixed Rate Subaccount" means the account so
      ---------------------------------------------
designated, established and maintained pursuant to Section 6.08.

     "Sub-Pool HE Pre-Funding Account" means the account so designated,
      -------------------------------
established and maintained pursuant to Section 6.08.

     "Sub-Pool HI Pre-Funding Account" means the account so designated,
      -------------------------------
established and maintained pursuant to Section 6.07.

     "Subsequent Cut-off Date" means, with respect to a Subsequent Home Equity
      -----------------------
Contract or Subsequent Home Improvement Contract, the related Subsequent Transfer Date.

     "Subsequent Home Equity Contract" means a Fixed Rate Home Equity Contract
      -------------------------------
or an Adjustable Rate Home Equity Contract sold by the Company to the Trust pursuant to Section 2.03, such Contract being identified on Exhibit A or Exhibit B, respectively, attached to a Subsequent Transfer Instrument.

     "Subsequent Home Improvement Contract" means a Home Improvement Contract
      ------------------------------------
sold by the Company to the Trust pursuant to Section 2.03, such Contract being identified on Exhibit C attached to a Subsequent Transfer Instrument.

     "Subsequent Transfer Date" means, with respect to each Subsequent Transfer
      ------------------------
Instrument, the date on which the related Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts are sold to the Trust.

                                      1-23

     "Subsequent Transfer Instrument" means each Subsequent Transfer Instrument
      ------------------------------
dated as of a Subsequent Transfer Date executed by the Trustee and the Company substantially in the form of Exhibit S, by which the Company sells Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts to the Trust.

     "Telerate Page 3750" means the display page so designated on the Dow Jones
      ------------------
Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor by the Calculation Agent, for the purpose of displaying London interbank offered rates of major banks).

     "Trust" means the Green Tree [Home Improvement and Home Equity] Trust
      -----
_____.

     "Trust Accounts" means the Collection Account, the Note Distribution
      --------------
Account and the Reserve Account.

     "Trust Agreement" means the Trust Agreement dated as of _____ between the
      ---------------
Company, GTGP and the Owner Trustee, as the same may be amended and supplemented from time to time.

     "Trust Property" means the property conveyed to the Trust pursuant to
      --------------
Section 2.01(a).

     "Uncollectible Advance" means, with respect to any Determination Date, the
      ---------------------
portion of any Servicer Advances which the Servicer has determined in good faith will not be ultimately recoverable by the Servicer. The determination by the Servicer that it has made an Uncollectible Advance shall be evidenced by an Officer's Certificate delivered to the Trustee.

     "Undelivered Contract" means as of any date of determination an Initial
      --------------------
Home Equity Contract identified, on the exception report attached to the Acknowledgement delivered by the Trustee under Section 2.04, as a Contract as to which the Trustee did not receive the related Contract File as of the Closing Date and has not received the related Contract File and remitted payment to the Company pursuant to Section 6.08(c).

     "Undelivered ARM Contract Subaccount" means the subaccount so designated
      -----------------------------------
and established and maintained pursuant to Section 6.08.

     "Undelivered Fixed Rate Contract Subaccount" means the subaccount so
      ------------------------------------------
designated and established and maintained pursuant to Section 6.08.

     "Underwriting Agreement" means the Underwriting Agreement and related Terms
      ----------------------
Agreement, each dated _____, by and among [Underwriter] and Green Tree.

                                      1-24

     "Unpaid Certificate Interest Shortfall" means, as to any Distribution Date,
      -------------------------------------
the amount, if any, of the remainder of (x) the Certificate Interest Carryover Shortfall, if any, for the immediately prior Distribution Date, plus (y) the Unpaid Certificate Interest Shortfall determined as of such immediately prior Distribution Date, minus (z) all amounts distributed to the Holders of Certificates on account of any Unpaid Certificate Interest Shortfall pursuant to
Section 5.2(a)(ii) of the Trust Agreement on such immediately prior Distribution Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Certificate Pass-Through Rate on such remainder from such immediately prior Distribution Date to the current Distribution Date.

     "Unpaid Certificate Liquidation Loss Interest Shortfall" means, as to any
      ------------------------------------------------------
Distribution Date, the amount, if any, of the remainder of (x) the Certificate Liquidation Loss Interest Shortfall, if any, for the immediately prior Distribution Date, plus (y) the Unpaid Certificate Liquidation Loss Interest Shortfall determined as of such immediately prior Distribution Date, minus (z) all amounts distributed to the Holders of Certificates on account of any Unpaid Certificate Liquidation Loss Interest Shortfall pursuant to Section 5.2(a)(vi) of the Trust Agreement on such immediately prior Distribution Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Certificate Pass-Through Rate on such remainder from such immediately prior Distribution Date to the current Distribution Date.

     "Unpaid Certificate Principal Liquidation Loss" means, as to any
      ---------------------------------------------
Distribution Date, the amount, if any, by which the sum of all Certificate Principal Liquidation Losses for all prior Distribution Dates is in excess of the amounts distributed on prior Distribution Dates to Holders of Certificates pursuant to Section 5.2(a)(vii) of the Trust Agreement or pursuant to a Guaranty Payment.

     "Unpaid Certificate Principal Shortfall" means, as to any Distribution
      --------------------------------------
Date, the amount, if any, by which the aggregate of the Certificate Principal Shortfalls for all prior Distribution Dates is in excess of the amounts distributed on prior Distribution Dates to Holders of Certificates pursuant to
Section 5.2(a)(iv) of the Trust Agreement.

     "Unpaid Class A-1 Interest Shortfall" means, as to any Distribution Date,
      -----------------------------------
the amount, if any, of the remainder of (x) the Class A-1 Interest Carryover Shortfall, if any, for the immediately prior Distribution Date, plus (y) the Unpaid Class A-1 Interest Shortfall determined as of such immediately prior Distribution Date, minus (z) all amounts distributed to the Holders of Class A-1 Notes on account of any Unpaid Class A-1 Interest Shortfalls pursuant to Section 8.02(c)(1)(ii) of the Indenture on such immediately prior Distribution Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-1 Interest Rate on such remainder from such immediately prior Distribution Date to the current Distribution Date.

                                      1-25

     "Unpaid Class A-1 Liquidation Loss Interest Shortfall" means, as to any
      ----------------------------------------------------
Distribution Date, the amount, if any, of the remainder of (x) the Class A-1 Liquidation Loss Interest Shortfall, if any, for the immediately prior Distribution Date, plus (y) the Unpaid Class A-1 Liquidation Loss Interest Shortfall determined as of such immediately prior Distribution Date, minus (z) all amounts distributed to the Holders of Class A-1 Notes on account of any Unpaid Class A-1 Liquidation Loss Interest Shortfalls pursuant to Section 8.02(c)(1)(vi) of the Indenture on such immediately prior Distribution Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-1 Interest Rate on such remainder from such immediately prior Distribution Date to the current Distribution Date.

     "Unpaid Class A-1 Principal Liquidation Loss" means, as to any Distribution
      -------------------------------------------
Date, the amount, if any, by which the sum of all Class A-1 Principal Liquidation Losses for all prior Distribution Dates is in excess of the amounts distributed on prior Distribution Dates to Holders of Class A-1 Notes pursuant to Section 8.02(c)(1)(vii) of the Indenture.

     "Unpaid Class A-1 Principal Shortfall" means, as to any Distribution Date,
      ------------------------------------
the amount, if any, by which the aggregate of the Class A-1 Principal Shortfalls for all prior Distribution Dates is in excess of the amounts distributed on prior Distribution Dates to Holders of Class A-1 Notes pursuant to Section 8.02(c)(1)(iv) of the Indenture.

     "Unpaid Class A-2 Interest Shortfall" means, as to any Distribution Date,
      -----------------------------------
the amount, if any, of the remainder of (x) the Class A-2 Interest Carryover Shortfall, if any, for the immediately prior Distribution Date, plus (y) the Unpaid Class A-2 Interest Shortfall determined as of such immediately prior Distribution Date, minus (z) all amounts distributed to the Holders of Class A-2 Notes on account of any Unpaid Class A-2 Interest Shortfall pursuant to Section 8.02(c)(2)(ii) of the Indenture on such immediately prior Distribution Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-2 Interest Rate on such remainder from such immediately prior Distribution Date to the current Distribution Date.

     "Unpaid Class A-2 Liquidation Loss Interest Shortfall" means, as to any
      ----------------------------------------------------
Distribution Date, the amount, if any, of the remainder of (x) the Class A-2 Liquidation Loss Interest Shortfall, if any, for the immediately prior Distribution Date, plus (y) the Unpaid Class A-2 Liquidation Loss Interest Shortfall determined as of such immediately prior Distribution Date, minus (z) all amounts distributed to the Holders of Class A-2 Notes on account of any Unpaid Class A-2 Liquidation Loss Interest Shortfall pursuant to Section 8.02(c)(2)(vi) of the Indenture on such immediately prior Distribution Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-2 Interest Rate on such remainder from such immediately prior Distribution Date to the current Distribution Date.

     "Unpaid Class A-2 Principal Liquidation Loss" means, as to any Distribution
      -------------------------------------------

                                      1-26

Date, the amount, if any, by which the sum of all Class A-2 Principal Liquidation Losses for all prior Distribution Dates is in excess of the amounts distributed on prior Distribution Dates to Holders of Class A-2 Notes pursuant to Section 8.02(c)(2)(vii) of the Indenture.

     "Unpaid Class A-2 Principal Shortfall" means, as to any Distribution Date,
      ------------------------------------
the amount, if any, by which the aggregate of the Class A-2 Principal Shortfalls for all prior Distribution Dates is in excess of the amounts distributed on prior Distribution Dates to Holders of Class A-2 Notes pursuant to Section 8.02(c)(2)(iv) of the Indenture.

     "Weighted Average Home Equity Contract Rate" means, as to any Payment Date,
      ------------------------------------------
the weighted average (determined by Scheduled Principal Balance) of the Contract Rates for all Home Equity Contracts that were outstanding during the immediately preceding month.

     "Weighted Average Home Improvement Contract Rate" means, as to any Payment
      -----------------------------------------------
Date, the weighted average (determined by Scheduled Principal Balance) of the Contract Rates for all Home Improvement Contracts that were outstanding during the immediately preceding month.

                                      1-27

                                  ARTICLE II

                             TRANSFER OF CONTRACTS

     SECTION 2.01.  Transfer of Contracts.
                    ---------------------

     (a) Subject to the terms and conditions of this Agreement, the Company hereby transfers, assigns, sets over and otherwise conveys to the Trust by execution of an Assignment substantially in the form of Exhibit A hereto all right, title and interest of the Company in and to (i) the home improvement contracts and promissory notes and home equity loans identified in the List of Contracts attached to the Agreement (including, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Initial Contracts due after the applicable Cut-off Date or Subsequent Cut-off Date in respect of the Subsequent Home Equity Contracts and the Subsequent Home Improvement Contracts, (ii) all rights under FHA Insurance in respect of each FHA-Insured Contract, (iii) all rights under any hazard, flood or other individual insurance policy on the real estate securing an Initial Contract for the benefit of the creditor of such Initial Contract, (iv) all rights the Company may have against the originating contractor or lender with respect to Initial Contracts originated by a contractor or lender other than the Company, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Initial Contracts, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Initial Contracts, (vii) all documents contained in the Contract Files relating to the Initial Contracts,
(viii) the Trust Accounts and all funds on deposit therein from time to time and all investments and proceeds thereof (including all income thereon) and (ix) all proceeds and products of the foregoing.

     (b) Although the parties intend that the conveyance of the Company's right, title and interest in and to the Contracts pursuant to this Agreement shall constitute a purchase and sale and not a pledge of security for loans from the Certificateholders and/or the Noteholders, if such conveyances are deemed to be a pledge of security for loans from the Certificateholders, the Noteholders or any other Persons (the "Secured Obligations"), the parties intend that the rights and obligations of the parties to the Secured Obligations shall be established pursuant to the terms of this Agreement. The parties also intend and agree that the Company shall be deemed to have granted to the Trust, and the Company does hereby grant to the Trust, a perfected first-priority security interest in the items designated in Section 2.01(a)(1) through 2.01(a)(6) above, and all proceeds thereof, to secure the Secured Obligations, and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificates, any Notes or the Secured Obligations, the security interest created hereby shall continue in full force and effect and the Owner Trustee shall be deemed to be the collateral agent for the benefit of such Person.

                                      2-1

     SECTION 2.02.  Conditions to Acceptance by Owner Trustee.
                    -----------------------------------------

     As conditions to the Owner Trustee's execution and delivery of the Notes on behalf of the Trust and the execution, authentication and delivery of the Certificates on behalf of the Trust on the Closing Date, the Owner Trustee on behalf of the Trust shall have received the following on or before the Closing
Date:

          (a) The List of Contracts attached to this Agreement as Exhibits [O-1, O-2 and O-3], certified by the Chairman of the Board, President or any Vice President of the Company (which certification may be part of the Assignment delivered pursuant to Section 2.02(f)).

          (b) A letter from _____ or another nationally recognized accounting firm, stating that such firm has reviewed the Initial Contracts on a statistical sampling basis and, based on such sampling, concluding that, except with respect to those Initial Contracts so specified in the letter, the Contracts conform in all material respects to the List of Contracts attached hereto as Exhibits [O-1, O-2 and O-3], to a confidence level of _____ %, with an error rate generally not in excess of _____ %.

          (c) Copies of resolutions of the board of directors of the Company or of the executive committee of the board of directors of the Company approving the execution, delivery and performance of this Agreement, the Related Documents and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Company.

          (d) Officially certified recent evidence of due incorporation and good standing of the Company under the laws of the State of Delaware.

          (e) Evidence of filing with the Secretary of State of Minnesota of a UCC-1 financing statement, executed by the Company as debtor, naming the Trust as secured party and listing the Contracts as collateral.

          (f) An executed copy of the Assignment substantially in the form of Exhibit A hereto.

          (g) Evidence of continued coverage of the Company under the Errors and Omissions Protection Policy.

          (h) Evidence of deposit in the Collection Account of all funds received with respect to the Contracts prior to the Closing Date which were due on or after the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

          (i) An Officer's Certificate confirming that the Company's internal audit department has reviewed the original or a copy of each Contract and

                                      2-2
     each Contract File, that each Contract and Contract File conforms in all material respects with the List of Contracts and that each Contract File is complete in all material respects.

          (j) Evidence of the deposit of $18,684,337.14 in the Sub-Pool HE Pre-Funding ARM Subaccount, $135,012,291.19 in the Sub-Pool HE Pre-Funding Fixed Rate Subaccount, and $27,716,798.63 in the Sub-Pool HI Pre-Funding Account.

          (k) Evidence of the deposit (a) in the Undelivered ARM Contract Subaccount of an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Initial Adjustable Rate Home Equity Contracts and the aggregate Cut-off Date Principal Balances of the Undelivered ARM Contracts and (b) in the Undelivered Fixed Rate Contract Subaccount of an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Initial Fixed Rate Home Equity Contracts and the aggregate Cut-off Date Principal Balances of the Undelivered Fixed Rate Contracts.

          (l) Such other documents and certificates as the Trust may request.


     SECTION 2.03.  Conveyance of the Subsequent Contracts.
                    --------------------------------------

     (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in the Sub-Pool HE Pre-Funding ARM Subaccount, Sub-Pool HE Pre-Funding Fixed Rate Subaccount and Sub-Pool HI Pre-Funding Account, the Company shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust by execution and delivery of a Subsequent Transfer Instrument, all the right, title and interest of the Company in and to the Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts identified on the List of Contracts attached to the Subsequent Transfer Instrument, including all rights to receive payments on or with respect to the Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts due after the related Subsequent Cut-off Date, and all items with respect to such Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts in the related Contract Files. The transfer to the Trustee by the Company of the Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts shall be absolute and is intended by the Company, the Trustee, the Certificateholders and the Class C Certificateholders to constitute and to be treated as a sale of the Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts by the Company to the Trust.

     The purchase price paid by the Trustee shall be one-hundred percent (100%)

                                      2-3
of the aggregate Cut-off Date Principal Balances of such Subsequent Home Equity Contracts and/or Subsequent Home Improvement Contracts. The purchase price of Subsequent Fixed Rate Home Equity Contracts shall be paid solely with amounts in the Sub-Pool HE Pre-Funding Fixed Rate Subaccount. The purchase price of Subsequent Adjustable Rate Home Equity Contracts shall be paid solely with amounts in the Sub-Pool HE Pre-Funding ARM Subaccount. The purchase price of Subsequent Home Improvement Contracts shall be paid solely with amounts in the Sub-Pool HI Pre-Funding Account. This Agreement shall constitute a fixed price contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

     (b) The Company shall transfer to the Trustee for Sub-Pool HE the Subsequent Home Equity Contracts and for Sub-Pool HI the Subsequent Home Improvement Contracts, and the Trustee shall release funds from the Sub-Pool HE Pre-Funding ARM Subaccount, Sub-Pool HE Pre-Funding Fixed Rate Subaccount or Sub-Pool HI Pre-Funding Account, as applicable, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer
Date:

          (i) the Company shall have provided the Trustee with an Addition Notice at least five Business Days prior to the Subsequent Transfer Date and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Home Equity Contracts and Subsequent Home Improvement Contracts;

          (ii) the Company shall have delivered the related Contract File for each Subsequent Home Equity Contract and each Subsequent Home Improvement Contract to the Trustee at least two Business Days prior to the Subsequent Transfer Date;

          (iii) the Company shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit S, which shall include a List of Contracts identifying the related Subsequent Home Equity Contracts and Subsequent Home Improvement Contracts;

          (iv) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Company shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

          (v)    the Pre-Funding Period shall not have ended;

          (vi) the Company shall have delivered to the Trustee an Officer's Certificate, substantially in the form attached hereto as Exhibit T, confirming the satisfaction of each condition precedent and the representations specified in this Section 2.03 and in Sections 3.01, 3.02,
     3.03 and 3.04;

          (vii)  the Company shall have delivered to the Trustee Opinions of

                                      2-4

     Counsel addressed to the Rating Agencies and the Trustee with respect to the transfer of the Subsequent Home Equity Contracts and Subsequent Home Improvement Contracts substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters; and

          (viii) No Subsequent Home Equity Contract will have a loan-to-value ratio greater than 100%.

     (c) Before the last day of the Pre-Funding Period, the Company shall deliver to the Trustee:

          (i) A letter from _____ or another nationally recognized accounting firm retained by the Company (with copies provided to [the Rating Agencies], the Underwriters and the Trustee) that is in form, substance and methodology the same as that dated _____ and delivered under
     Section 2.02(d) of this Agreement, except that it shall address the Subsequent Home Equity Contracts and Subsequent Home Improvement Contracts and their conformity (and the conformity of Sub-Pool HE or Sub-Pool HI, as applicable) in all material respects to the characteristics described in Sections 2.03 (b)(ix) and 3.03(b) of this Agreement.

          (ii) Evidence that as a result of the purchase by the Trust of the Subsequent Home Equity Contracts and Subsequent Home Improvement Contracts, neither the Class HI: A Certificates nor the Class HE: A Certificates shall receive from [either Rating Agency] a lower credit rating than the rating assigned to such Certificates as of the Closing Date.

          (iii) Evidence that the aggregate Cut-off Date Principal Balances of the Subsequent Home Equity Contracts, not specifically identified as Subsequent Home Equity Contracts as of the Closing Date, do not exceed 25% of the Original Sub-Pool HE Certificate Principal Balance, and evidence that the aggregate Cut-off Date Principal Balance of the Subsequent Home Improvement Contracts, not specifically identified as Subsequent Home Improvement Contracts as of the Closing Date, do not exceed 25% of the Original Sub-Pool HI Certificate Principal Balance.

                                      2-5

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Company makes the following representations and warranties, effective as of the Closing Date, on which the Trust will rely in accepting the Contracts and the other Trust Property in trust and on which the Owner Trustee relies in executing and delivering, on behalf of the Trust, the Certificates and the Notes. The repurchase obligation of the Company set forth in Section 3.05 constitutes the sole remedy available to the Trust, the Owner Trustee, the Indenture Trustee, and the Securityholders for a breach of a representation or warranty of the Company set forth in the Officer's Certificate delivered pursuant to Section 2.02(i) or Section 3.02, 3.03 or 3.04 of this Agreement.

     SECTION 3.01.  Representations and Warranties Regarding the Company.
                    ----------------------------------------------------

          a.  Organization and Good Standing.  The Company is a corporation duly
              ------------------------------
     organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company.

          b.  Authorization; Binding Obligations.  The Company has the power and
              ----------------------------------
     authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          c.  No Consent Required.  The Company is not required to obtain the
              -------------------
     consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          d.  No Violations.  The execution, delivery and performance of this
              -------------

                                      3-1

     Agreement by the Company will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Company, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Company is a party or by which the Company may be bound.

          e.  Litigation.  No litigation or administrative proceeding of or
              ----------
     before any court, tribunal or governmental body is currently pending, or to the knowledge of the Company threatened, against the Company or any of its properties or with respect to this Agreement, the Notes or the Certificates which, if adversely determined, would in the opinion of the Company have a material adverse effect on the transactions contemplated by this Agreement.

          f.  Licensing.  The Company is duly licensed in each state in which
              ---------
     Contracts were originated to the extent the Company is required to be licensed by applicable law in connection with the origination and servicing of the Contracts.

          g.  Chief Executive Office.  The chief executive office of the Company
              ----------------------
     is at 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639.

     SECTION 3.02.  Representations and Warranties Regarding Each Contract. The
                    ------------------------------------------------------
Company represents and warrants to the Noteholders and the Certificateholders, as of the Closing Date with respect to each Contract identified on the List of Contracts attached to this Agreement as Exhibits [O-1, O-2, and O-3] and as of each Subsequent Transfer Date with respect to each Subsequent Home Equity Contract and each Subsequent Home Improvement Contract identified on the List of Contracts attached to the related Subsequent Transfer Instrument:

          a.  List of Contracts.  The information set forth in the List of
              -----------------
     Contracts is true and correct as of its date.

          b.  Payments.  No scheduled payment due under the Contract was
              --------
     delinquent over 59 days as of the Cut-off Date or as of the related Subsequent Cut-off Date in the case of a Subsequent Home Equity Contract or Subsequent Home Improvement Contract.

          c.  Costs Paid and No Waivers.  The terms of the Contract have not
              -------------------------
     been waived, altered or modified in any respect, except by instruments or documents identified in the Contract File. All costs, fees and expenses incurred in making, closing and perfecting the lien of the Contract have been paid. The subject real property has not been released from the lien of such Contract.

          d.  Binding Obligation.  The Contract is the legal, valid and binding
              ------------------
                                     3-2
     obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

          e.  No Defenses.  The Contract is not subject to any right of
              -----------
     rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          f.  Insurance Coverage.  The Company has been named as an additional
              ------------------
     insured party under any hazard insurance on the property described in the Contract, to the extent required by the Company's underwriting guidelines. If upon origination of the Contract, the property securing the Contract was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locale where the Mortgaged Property is located), the property is covered by a flood insurance policy of the nature and in an amount which is consistent with the servicing standard set forth in Section 5.02.

          g.  FHA Insurance.  If the Contract is an FHA-Insured Contract, such
              -------------
     Contract was originated in compliance with FHA Regulations and is insured, without setoff, surcharge or defense, by FHA Insurance. Following the assignment of such FHA-Insured Contract to the Trustee, the Trustee on behalf of the Trust will be entitled to the full benefits of the FHA Insurance.

          h.  Lawful Assignment.  The Contract was not originated in and is not
              -----------------
     subject to the laws of any jurisdiction whose laws would make the transfer of the Contract under this Agreement or pursuant to transfers of the Notes or Certificates unlawful or render the Contract unenforceable. The Company has duly executed a valid blanket assignment of the Contracts transferred to the Trust, and has transferred all its right, title and interest in such Contracts, including all rights the Company may have against the originating contractor or lender with respect to Contracts originated by a contractor or lender rather than the Company, to the Trust. The blanket assignment, any and all documents executed and delivered by the Company pursuant to Sections 2.01(b) and 2.03(b)(ii), and this Agreement each constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its respective terms.

          i.  Compliance with Law.  At the date of origination of the Contract,
              -------------------
     all requirements of any federal and state laws, rules and regulations applicable

                                      3-3
     to the Contract, including, without limitation, usury and truth in lending laws and (if such Contract is an FHA-Insured Contract) the FHA Regulations have been complied with, and the Company shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements.

          j.  Contract in Force.  The Contract has not been satisfied or
              -----------------
     subordinated in whole or in part or rescinded, and the real estate securing such Contract has not been released from the lien of such Contract in whole or in part.

          k.  Valid Lien.   The Contract has been duly executed and delivered by
              ----------
     the Obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 180 days, and constitutes a valid and perfected first, second, third or fourth priority lien on the real estate described in such Contract.

          l.  Capacity of Parties.  The signature(s) of the Obligor(s) on the
              -------------------
     Contract are genuine and all parties to the Contract had full legal capacity to execute the Contract.

          m.  Good Title.  The Company is the sole owner of the Contract and, if
              ----------
     such Contract is an FHA-Insured Contract, because the Trustee is a lender approved by HUD to originate and purchase Title I loans under a valid Title I contract of insurance, has the authority to sell, transfer and assign such Contract to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Contract by the Company except the usual past hypothecation of the Contract in connection with the Company's normal banking transactions in the conduct of its business, which hypothecation terminates upon sale of the Contract to the Trust. The Company has good and marketable title to the Contract, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Contract to the Trust.

          n.  No Defaults.  As of the Cut-off Date or Subsequent Cut-off Date,
              -----------
     as applicable, there was no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). The Company has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause
     (b) above.

          o.  Equal Installments.  The Contract, unless it is a Step-up Rate
              ------------------

                                      3-4

     Contract or an Adjustable Rate Home Equity Contract, has a fixed Contract Rate and provides for monthly payments (except, in the case of a Balloon Loan, for the final monthly payment of such loan) which fully amortize the loan over its term.

          p.  Enforceability.  Each Contract contains customary and enforceable
              --------------
     provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the lien provided thereby.

          q.  One Original.  There is only one original executed Contract, which
              ------------
     Contract has been delivered to the Trustee or its Custodian on or before the Closing Date or Subsequent Transfer Date if a Subsequent Home Equity Contract or Subsequent Home Improvement Contract.

          r.  Genuine Documents.  All documents submitted are genuine, and all
              -----------------
     other representations as to each Contract, including the List of Contracts, are true and correct. Any copies of documents provided by the Company are accurate and complete (except that, with respect to each Contract that was originated by a contractor or lender other than the Company, the Company makes such representation and warranty only to the best of the Company's knowledge).

          s.  Origination.  Each Home Improvement Contract was originated by a
              -----------
     home improvement contractor in the ordinary course of such contractor's business or was originated by the Company directly. Each Home Equity Contract was originated by a home equity lender in the ordinary course of such lender's business or was originated by the Company directly.

          t.  Underwriting Guidelines.  Each Contract was originated or
              -----------------------
     purchased in accordance with the Company's then-current underwriting guidelines.

          u.  Good Repair.    The property described in the Contract is, to the
              -----------
     best of the Company's knowledge, free of damage and in good repair.

          v.  Interest Rate and Payment Amount Adjustments.  With respect to
              --------------------------------------------
     each Contract which does not provide for a fixed interest rate over the life of the Contract, the Contract Rate and monthly payment have been adjusted in accordance with the terms of the Contract. All required notices of interest rate and payment amount adjustments have been sent to the Obligor on a timely basis and the computations of such adjustments were properly calculated. All Contract Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Contract.

          w.  Adjustable Rate Home Equity Contracts.  If an Adjustable Rate
              -------------------------------------

                                      3-5

     Home Equity Contract, it is covered by an American Land Title Association lender's title insurance policy, with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or
     6.1. The applicable terms of the Adjustable Rate Home Equity Contract pertaining to adjustments of the Contract Rate and the monthly payment and payment adjustments in connection therewith are enforceable and will not affect the priority of the lien of the related mortgage. The Contract Rate and monthly payment on the Adjustable Rate Home Equity Contract have been timely and appropriately adjusted, if such adjustment is required, and the respective Obligor timely and appropriately advised.

     SECTION 3.03.  Representations and Warranties Regarding the Contracts in
                    ---------------------------------------------------------
the Aggregate.  The Company represents and warrants to the Noteholders and
-------------
Certificateholders, as of the Closing Date with respect to the Initial and Subsequent Contracts and each Sub-Pool, as applicable, and as of each Subsequent Transfer Date with respect to the related Subsequent Contracts and related Sub-Pool, as applicable, that:

          a.  Amounts.  The Cut-off Date Pool Principal Balance of Sub-Pool HI,
              -------
     plus the Original Sub-Pool HI Pre-Funded Amount, equals at least the Original Sub-Pool HI Certificate Principal Balance. As of the Closing Date, the sum of the Cut-off Date Pool Principal Balance of Sub-Pool HE, plus the Original Sub-Pool HE Pre-Funded Amount, equals at least the Original Sub-Pool HE Certificate Principal Balance. By Cut-off Date Principal Balance, the Initial Home Equity Contracts plus the Subsequent Home Equity Contracts specifically identified as of the Closing Date represent at least 75% of the Original Sub-Pool HE Certificate Principal Balance and the Initial Home Improvement Contracts plus the Subsequent Home Improvement Contracts specifically identified as of the Closing Date represent at least 75% of the Original Sub-Pool HI Certificate Principal Balance.

     b.   Characteristics.
          ---------------

          Home Improvement Contracts.  The Home Improvement Contracts will have
          --------------------------
     the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed on the related real estate; (ii) none has a remaining maturity of more than 360 months; (iii) none has a final scheduled payment date later than Exhibits _____; (iv) none has a Contract Rate less than _____ %; and (v) none was originated before _____.

          The weighted average (by Scheduled Principal Balance) of the Contract Rates of Sub-Pool HI as of the Post-Funding Payment Date will not be more than _____ basis points less than the weighted average of the Contract Rates of the Initial Home Improvement Contracts. No more than _____ % (by Cut-off Date Principal Balance) of the Subsequent Home Improvement Contracts have a Contract Rate less than _____ %.

                                      3-6

          Fixed Rate Home Equity Contracts.  The Fixed Rate Home Equity
          --------------------------------
     Contracts will have the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed on the related real estate; (ii) none has a remaining maturity of more than 360 months; (iii) none has a final scheduled payment date later than _____; and (iv) none has a Contract Rate less than _____ %.

          The weighted average (by Scheduled Principal Balance) loan to value ratio of the Fixed Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than _____ basis points more than such ratio with respect to the Initial Fixed Rate Home Equity Contracts.

          The weighted average (by Scheduled Principal Balance) of the Contract Rates of the Fixed Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than _____ basis points less than the weighted average of the Contract Rates of the Initial Fixed Rate Home Equity Contracts. No more than _____ % (by Cut-off Date Principal Balance) of the Subsequent Fixed Rate Home Equity Contracts have a Contract Rate less than _____ %.

          The percentage (by Scheduled Principal Balance) of the Fixed Rate Home Equity Contracts as of the Post-Funding Payment Date which are identified by the Company under its standard underwriting criteria as "B," "C," and "D" credits will not be more than _____ basis points, _____ basis points, and _____ basis points, respectively, more than the percentage of Initial Fixed Rate Home Equity Contracts identified as B, C, and D credits.

          Adjustable Rate Home Equity Contracts.  The Adjustable Rate Home
          -------------------------------------
     Equity Contracts will have the following characteristics: (i) 100% are secured by a mortgage, deed of trust or security deed on the related real estate; (ii) none has a remaining maturity of more than 360 months; (iii) none has a final scheduled payment date later than _____; (iv) the Contract Rate on each is subject to annual or semiannual adjustment, after an initial period of up to 36 months, to equal the sum of (A) the per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks, as published in The Wall Street Journal, plus (B) a fixed percentage amount specified in the related Contract (the "gross margin"), provided that the Contract Rate will not increase or decrease on any adjustment date by more than _____ % per annum and will not exceed a maximum rate specified in the related Contract; (v) none has a gross margin of less than _____ % or more than _____ %; and (vi) no more than _____ % (by Cut-off Date Principal Balance) of the Cut-off Date Pool Principal Balance of Sub-Pool HE consists of Adjustable Rate Home Equity Contracts having a Contract Rate less than _____ %.

                                      3-7

          The weighted average (by Scheduled Principal Balance) loan to value ratio of the Adjustable Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than _____ basis points more than such ratio with respect to the Initial Adjustable Rate Home Equity Contracts.

          The weighted average (by Scheduled Principal Balance) of the Contract Rates of the Adjustable Rate Home Equity Contracts as of the Post-Funding Payment Date will not be more than _____ basis points less than the weighted average of the Contract Rates of the Initial Adjustable Rate Home Equity Contracts.

          The percentage (by Scheduled Principal Balance) of the Adjustable Rate Home Equity Contracts as of the Post-Funding Payment Date which are identified by the Company under its standard underwriting criteria as "B," "C," and "D" credits will not be more than _____ basis points, _____ basis points, and _____ basis points, respectively, more than the percentage of Initial Adjustable Rate Home Equity Contracts identified as B, C, and D credits.

     c.   Geographic Concentrations.
          -------------------------

          Home Improvement Contracts.  By Cut-off Date Principal Balance, _____
          --------------------------
     % of the Initial Home Improvement Contracts are secured by property located in California, _____ % in New York and _____ % in _____. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Home Improvement Contracts.

          No more than 1% of the Home Improvement Contracts by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          Fixed Rate Home Equity Contracts.  By Cut-off Date Principal Balance,
          --------------------------------
     _____ % of the Initial Fixed Rate Home Equity Contracts are secured by property located in _____, _____ % in _____ and _____ % in _____. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Fixed Rate Home Equity Contracts.

          No more than 1% of Fixed Rate Home Equity Contracts by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          Adjustable Rate Home Equity Contracts.  By Cut-off Date Principal
          -------------------------------------
     Balance, _____ % of the Initial Adjustable Rate Home Equity Contracts are secured by property located in _____, _____ % in _____ and _____ % in _____. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Adjustable Rate Home Equity Contracts.

                                      3-8

          No more than 1% of the Adjustable Rate Home Equity Contracts by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          d.  Marking Records.  The Company has caused the portions of the
              ---------------
     Electronic Ledger relating to the Contracts to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust and are owned by the Trust in accordance with the terms of the Trust created hereunder.

          e.  No Adverse Selection.  No adverse selection procedures have been
              --------------------
     employed in selecting the Contracts.

          f.  Contractor/Lender Concentration.  No more than ___% of the Home
              -------------------------------                ---
     Improvement Contracts and no more than ___% of the Home Equity Contracts, by Cut-off Date Principal Balance, were originated by any one contractor or lender (other than the Company).

     SECTION 3.04.  Representations and Warranties Regarding the Contract Files.
                    -----------------------------------------------------------
The Company represents and warrants to the Noteholders and Certificateholders that:

          a.  Possession.  Immediately prior to the Closing Date, the Company
              ----------
     will have possession of each original Initial Home Improvement Contract and Initial Home Equity Contract and the related Contract File. Immediately prior to each Subsequent Transfer Date, the Company will have possession of each original Subsequent Home Improvement Contract and Subsequent Home Equity Contract and the related Contract File. There are and there will be no custodial agreements or servicing contracts in effect materially and adversely affecting the rights of the Company to make, or cause to be made, any delivery required hereunder.

          b.  Bulk Transfer Laws.  The transfer, assignment and conveyance of
              ------------------
     the Contracts and the Contract Files by the Company pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     SECTION 3.05.  Repurchase of Contracts for Breach of Representations and
                    ---------------------------------------------------------
Warranties.
----------

     (a) The Company shall repurchase a Contract, at its Repurchase Price, not later than the last day of the Due Period prior to the Due Period that is 90 days after the day on which the Company, the Servicer, the Owner Trustee or the Indenture Trustee first discovers, or the Company or the Servicer should have discovered, a breach of a representation or warranty of the Company set forth in Sections 3.02, 3.03 or 3.04 of this Agreement or the Officer's Certificates delivered pursuant to Sections

                                      3-9

2.02(i) and 2.03(b)(vii) that materially adversely affects the interest of the Trust or the Securityholders in such Contract and which breach has not been cured; provided, however, that (i) in the event that a party other than the
       --------  -------
Company first becomes aware of such a breach, such discovering party shall notify the Company in writing within five Business Days of the date of such discovery and (ii) with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid principal balance, which the Company would otherwise be required to repurchase pursuant to this Section, the Company may, in lieu of repurchasing such Contract, deposit in the Collection Account no later than the first Determination Date that is 90 or more days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Any such cash so deposited shall be accounted for as a collection of principal or interest on such Contract, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII. Notwithstanding the foregoing, the Company shall repurchase any Contract, at such Contract's Repurchase Price, if the Company has failed to deliver the related Contract File to the Servicer, for the benefit of the Trust within 30 days of the Closing Date.

     (b) On or prior to the date that is the second anniversary of the Closing Date, the Company may, at its election, substitute an Eligible Substitute Contract for a Contract that it is obligated to repurchase pursuant to Section 3.05(a) (such Contract being referred to as the "Replaced Contract") upon satisfaction of the following conditions:

          (i) the Company shall have conveyed to the Trustee the Contract to be substituted for the Replaced Contract and the Contract File related to such Contract and the Company shall have marked the Electronic Ledger indicating that such Contract constitutes part of the Trust;

          (ii) the Contract to be substituted is an Eligible Substitute Contract and the Company delivers an Officers' Certificate, substantially in the form of Exhibit M-2 hereto, to the Trustee certifying that such Contract is an Eligible Substitute Contract;

          (iii) the Company shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Company as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Contract to be substituted as collateral;

          (iv) the Company shall have delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for the mortgage securing such Contract to be substituted; and

           (v) if the Scheduled Principal Balance of such Replaced Contract is greater than the Scheduled Principal Balance of the Contract to be substituted,

                                     3-10
     the Company shall have deposited in the Certificate Account the amount of such excess and shall have included in the Officers' Certificate required by clause (ii) above a certification that such deposit has been made.

     Upon satisfaction of such conditions, the Trustee shall add such Contract to be substituted to, and delete such Replaced Contract from, the List of Contracts. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Company becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in Section 3.05(a). Promptly after any such substitution of a Contract, the Company shall give written notice of such substitution to [the Rating Agencies].

     (c) If the Company is required to repurchase a Contract under Section 3.05(a) or has elected to substitute an Eligible Substitute Contract for a Contract under Section 3.05(b), and if the reason for such repurchase or substitution is that the Company has failed to deliver to the Trustee the Contract File for the Contract to be repurchased or substituted for (except in the case of a failure to deliver evidence of the lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available), then, notwithstanding the time periods set out in Sections 3.05(a) and 3.05(b), the Company shall either (i) repurchase such Contract, at its respective Repurchase Price, within 30 days of the Closing Date, or (ii) substitute an Eligible Substitute Contract for the Contract within 90 days of the Closing Date.

     (d) Upon receipt by the Trust by deposit in the Collection Account of the Repurchase Price under subsection (a) above, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit B, the Indenture Trustee shall release its security interest in such Contract and the Owner Trustee on behalf of the Trust shall convey and assign to the Company all of the Securityholders' right, title and interest in the repurchased Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trust.

     (e) The Company shall defend and indemnify the Owner Trustee, the Trust, the Indenture Trustee, and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, arising out of any claims which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any representation set forth in the Officer's Certificate delivered pursuant to Section 2.02(i) or Section 3.02, 3.03 or 3.04 of this Agreement.

                                     3-11

                                  ARTICLE IV

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

     SECTION 4.01.  Transfer of Contracts.
                    ---------------------

     (a) On or prior to the Closing Date, or the Subsequent Transfer Date in the case of Subsequent Home Improvement Contracts and Subsequent Home Equity Contracts, the Company shall deliver the Contract Files to the Trustee. The Trustee shall maintain the Contract Files at its office or with a duly appointed Custodian, who shall act as the agent of the Trustee on behalf of the Certificateholders. The Trustee may release a Contract File to the Servicer pursuant to Section 5.07. The Company has filed a form UCC-1 financing statement regarding the sale of the Contracts to the Trustee, and shall file continuation statements in respect of such UCC-1 financing statement as if such financing statement were necessary to perfect such sale. The Company shall take any other actions necessary to maintain the perfection of the sale of the Contracts to the Trustee.

     (b) If at any time during the term of this Agreement the Company does not have a long-term senior debt rating of BBB+ or higher from both [the Rating Agencies], (i) the Company shall within 30 days execute and deliver to the Trustee (if it has not previously done so) endorsements of each Home Improvement Contract and assignments in recordable form of each mortgage, deed of trust or security deed securing a Home Improvement Contract, and (ii) the Trustee, at the Company's expense, shall within 60 days file in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of each mortgage, deed of trust or security deed securing a Home Improvement Contract.

     (c) If at any time during the term of this Agreement the Company does not have a long-term senior debt rating of A- or higher from [the Rating Agencies],
(i) the Company shall within 30 days execute and deliver to the Trustee (if it has not previously done so) endorsements of each Home Equity Contract and assignments in recordable form of each mortgage, deed of trust or security deed securing a Home Equity Contract, and (ii) the Trustee, at the Company's expense, shall within 60 days file in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of each mortgage, deed of trust or security deed securing a Home Equity Contract; provided, however, that such
                                               --------- -------
execution and filing of the assignments with respect to the Home Equity Contracts shall not be required if the Trustee receives written confirmation from both [the Rating Agencies] that the ratings of the Certificates would not be reduced or withdrawn by the failure to execute and file such assignments.

                                      4-1

     SECTION 4.02.  Costs and Expenses.  The Servicer agrees to pay all
                    ------------------
reasonable costs and disbursements in connection with the vesting (including the perfection and the maintenance of perfection, as against all third parties) in the Trust of all right, title and interest in and to the Contracts (including, without limitation, the mortgage or deed of trust on the related real estate granted thereby).

                                      4-2

                                   ARTICLE V

                             SERVICING OF CONTRACTS

     SECTION 5.01.  Responsibility for Contract Administration.
                    ------------------------------------------

     The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Company, for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation the Company shall retain all of the rights and obligations of the Servicer hereunder. The Servicer may also perform other specific duties through subcontractors; provided that the Servicer gives notice to each of the Trust, the Indenture Trustee, _____ and _____ of the use of any such subcontractors; and provided further that no such delegation of duties by the Servicer shall relieve the Servicer of its responsibility with
respect thereto.   The Owner Trustee, on behalf of the Trust and at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Company is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

     The Servicer shall, with respect to each Contract which does not provide for a fixed interest rate over the life of the Contract, make adjustments to the interest rate and the payments due on such Contract in compliance with applicable regulatory adjustable mortgage loan requirements and the terms of the Contract. The Servicer shall establish procedures to monitor the interest rate adjustment dates and the interest rate in order to assure that it correctly calculates any applicable interest rate change, and it will comply with those procedures. The Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the Contracts regarding such interest rate adjustments and payment adjustments.

     SECTION 5.02.  Standard of Care.
                    ----------------

     In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care required by FHA (in the case of FHA-Insured Contracts) and otherwise consistent with the highest degree of skill and care that the Servicer exercises with respect to similar contracts (including manufactured housing contracts) serviced by the Servicer; provided, however, that such degree of
                                     --------- -------
skill and care shall be at least as favorable as the degree of skill and care generally applied by prudent servicers of home improvement contracts and home equity loans for prudent institutional investors.

                                      5-1

     SECTION 5.03.  Records.
                    -------

     The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trust and the Indenture Trustee to determine the status of each Contract.

     SECTION 5.04.  Inspection; Computer Tape.
                    -------------------------

     (a) At all times during the term hereof, the Servicer shall afford the Trust and Indenture Trustee and their authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trust and Indenture Trustee or their authorized agents. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trust and Indenture Trustee may make, the Trust and Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Section 5.14 and compliance with the standards represented to exist as to each Contract in this Agreement.

     The Servicer shall provide to any Securityholder such access to the records relating to the Contracts only in such cases where the Servicer is required by applicable statutes or regulations, whether applicable to the Servicer or to such Securityholder, to permit Securityholder to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Any Securityholder, by its acceptance of a Certificate or Note (or by acquisition of its beneficial interest therein), as applicable, shall be deemed to have agreed to keep confidential and not to use for its own benefit any information obtained by it pursuant to this Section, except as may be required by applicable law.

     (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by the Trust and the Indenture Trustee.

     (c) A Certificateholder holding Certificates representing in the aggregate at least 5% of the Aggregate Certificate Principal Balance shall have the rights of inspection afforded to the Trustee pursuant to this Section 5.04.

     (d) On or before the ninth Business Day of each month, the Servicer will provide to the Indenture Trustee a Computer Tape setting forth a list of all the

                                      5-2
outstanding Contracts and the outstanding principal balance of each such Contract as of the end of the next preceding Due Period.

     SECTION 5.05.  Collections.
                    -----------

     (a) The Servicer shall pay into the Collection Account: (i) as promptly as practicable (not later than the next Business Day) following receipt thereof all payments from Obligors and Net Liquidation Proceeds (other than late payment penalty fees, extension fees and assumption fees, which shall be retained by the Servicer as additional compensation for servicing the Contracts, and any payments that were due prior to the Cut-off Date, which shall be remitted to the Company); and (ii) on the Business Day immediately prior to each Distribution Date, all Servicer Advances required to be made with respect to such Distribution Date pursuant to Section 5.13.

     (b) If the Servicer so directs, the institution maintaining the Collection Account shall, in the name of the Indenture Trustee in its capacity as such, invest the amounts in the Collection Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Distribution Date. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Collection Account and distributed on such Distribution Date pursuant to Section 8.03(a). The Company, the Servicer and the Indenture Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. The Servicer shall deposit in the Collection Account an amount equal to any net loss on such investments immediately as realized. Funds in the Collection Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation.

     SECTION 5.06.  Enforcement.
                    -----------

     (a) The Servicer shall, consistent with customary servicing procedures, act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts and Liquidation Proceeds with respect to Liquidated Contracts. The Company shall pay all FHA Insurance premiums required by FHA Regulations in respect of FHA-Insured Contracts; if the Company is no longer the Servicer and fails to pay such FHA Insurance premiums, the successor Servicer shall pay such premiums and shall be entitled to reimbursement therefor in accordance with Section 6.03. The Servicer shall comply with FHA Regulations in servicing FHA-Insured Contracts so that the related FHA Insurance remains in full force and effect, except for good-faith disputes relating to FHA Regulations or such FHA Insurance.

     (b) In accordance with the standard of care specified in Paragraph 5.02, the Servicer may, in its own name, if possible, or as agent for the Trust, commence proceedings for the foreclosure of any subject real estate, or may take such other

                                      5-3
steps that in the Servicer's reasonable judgment will maximize Liquidation Proceeds with respect to the Contract, including, for example, the sale of the Contract to a third party for foreclosure or enforcement and, in the case of any default on a related prior mortgage loan, the advancing of funds to correct such default and the advancing of funds to pay off a related prior mortgage loan, which advances are Liquidation Expenses that will be reimbursed to the Servicer out of related Liquidation Proceeds before the related Net Liquidation Proceeds are paid to Noteholders and Certificateholders. The Servicer shall also deposit in the Certificate Account any Net Liquidation Proceeds received in connection with any Contract which became a Liquidated Contract in a prior Due Period.

     (c) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Owner Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Noteholders and Certificateholders.

     (d) The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required because of Principal Prepayment in Full of the Contract. The Servicer will not permit any rescission or cancellation of any Contract.

     (e) The Servicer shall enforce any due-on-sale clause in a Contract if such enforcement is called for under its then current servicing policies for obligations similar to the Contracts, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Contract is permitted by the Servicer, upon conveyance of the related property the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith.

     (f) If, following the termination of the Trust pursuant to the Trust Agreement, HUD demands reimbursement of an FHA Insurance claim paid on an FHA-Insured Contract prior to the termination of the Trust, the Servicer agrees that it will not seek to recover any such amount from the Trustee or the Certificateholders.

     (g) Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Contract at a time when such Contract is not in default or such default is not reasonably foreseeable, if such modification or waiver would be treated as a taxable exchange under Section 1001 of the Code or any proposed, temporary or final Treasury

                                      5-4

Regulations promulgated thereunder.

     SECTION 5.07.  Owner Trustee to Cooperate.
                    --------------------------

     (a) Upon payment in full on any Contract, the Servicer will notify the Owner Trustee and the Company (if the Company is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.05 have been so deposited) and shall request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Owner Trustee shall promptly release or cause to be released such Contract and Contract File to the Servicer. Upon receipt of such Contract and Contract File, each of the Company (if different from the Servicer) and the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate any lien on the related real estate. The Servicer shall determine when a Contract has been paid in full; provided that, to the extent that
                                       --------
insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds, without any right of reimbursement therefor (except from additional amounts recovered from the related Obligor or otherwise in respect of such Contract), and deposited in the Collection Account.

     (b) If the Servicer elects to submit a claim to FHA under the FHA Insurance in respect of an FHA-Insured Contract and payment is received from FHA, the Servicer shall notify the Trustee and the Company (if the Company is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.05 have been so deposited) and shall request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Owner Trustee shall promptly release or cause to be released such Contract and Contract File to the Servicer.

     (c) From time to time as appropriate for servicing, foreclosing, and making a claim for FHA Insurance coverage in connection with an FHA-Insured Contract, the Owner Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Contract and the related Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to Contracts.

                                      5-5

     (d) The Servicer's receipt of a Contract and/or Contract File shall obligate the Servicer to return the original Contract and the related Contract File to the Owner Trustee when its need by the Servicer has ceased unless the Contract shall be liquidated or repurchased or replaced as described in Section
3.05 or 8.06.

     SECTION 5.08.  Costs and Expenses.
                    ------------------

     Except as provided in Sections 6.06 for the reimbursement of Servicer Advances, all costs and expenses incurred by the Servicer in carrying out its duties hereunder (including payment of FHA Insurance premiums, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of Contracts and foreclosures upon real estate securing any such Contracts) and all other fees and expenses not expressly stated hereunder to be for the account of the Trust) shall be paid by the Servicer and the Servicer shall not (except as otherwise provided in Section 6.06) be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Contract (including FHA Insurance proceeds) for customary out-of-pocket Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Contract. The Servicer's out-of-pocket Liquidation Expenses in connection with the submission of a claim to FHA currently do not exceed $100 per Contract.

     If the Servicer fails to make a timely interest rate or monthly payment adjustment on a Contract which does not provide for a fixed interest rate over the life of the Contract, the Servicer shall use its own funds to satisfy any shortage in the Obligor's remittance so long as such shortage shall continue; any such amount paid by the Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Contract with respect to such adjustments.

     SECTION 5.09.  Maintenance of Insurance.
                    ------------------------

     The Servicer shall at all times keep in force a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement, and a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among persons who service a portfolio of home improvement contracts and home equity loans having an aggregate principal amount of $10,000,000 or more, and which are generally regarded as servicers acceptable to institutional investors. The Servicer shall cause to be maintained with respect to any real property securing an FHA-Insured Contract such hazard insurance and flood insurance as may be required by the FHA Regulations, it being understood that at the Closing Date hazard insurance was not required to be maintained under the FHA Regulations. The Servicer shall cause to be maintained with respect to the real property securing a conventional Contract hazard insurance (excluding flood insurance coverage) if such conventional

                                      5-6

Contract is secured by a first priority mortgage, deed of trust or security deed or the initial principal balance of such conventional Contract exceeds $30,000.

     SECTION 5.10.  INTENTIONALLY OMITTED.
                    ---------------------

     SECTION 5.11.  Commingling of Funds.
                    --------------------

     So long as the Company is Servicer, any collections in respect of Contracts collected by the Company shall, prior to the deposit thereof in the Collection Account, be held in bank accounts entitled substantially as follows: "[name of depository], as agent for _____ and other trustees and Green Tree Financial Corporation, as their interests may appear."

     SECTION 5.12.  INTENTIONALLY OMITTED.
                    ---------------------

     SECTION 5.13.  Servicer Advances.
                    -----------------

     Not later than the Business Day immediately preceding each Distribution Date, the Servicer shall advance to the Trust (each such advance, a "Servicer Advance") all Delinquent Payments for the immediately preceding Due Period by depositing the aggregate amount of such Delinquent Payments in the Collection Account, provided, however, that the Servicer shall be obligated to advance Delinquent Payments only to the extent that the Servicer, in its sole discretion, expects to be able to recover such advances from subsequent collections, including Net Liquidation Proceeds.

     SECTION 5.14.  Monthly Reports; Certificate of Servicing Officer.
                    -------------------------------------------------

     (a) No later than 1:00 p.m. on each Determination Date, the Servicer shall deliver to the Trust, the Indenture Trustee, the Paying Agent, the Company (if the Company is not the Servicer), and [Rating Agencies] a "Monthly Report," substantially in the form of Exhibit C hereto.

     (b) Each Monthly Report pursuant to Section 5.14(a) shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit D, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

     (c) The Company and (if different from the Company) the Servicer shall, on request of the Trust, the Indenture Trustee, [Rating Agencies] or a Securityholder, furnish the Trust, the Indenture Trustee, [Rating Agencies] or a Securityholder such underlying data as may be reasonably requested.

     SECTION 5.15.  Annual Report of Accountants.
                    ----------------------------

                                      5-7

     On or before May 1 of each year, commencing May 1, 1998, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to issue to the Servicer a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

     SECTION 5.16.  Certain Duties of the Servicer Under the Trust Agreement.
                    --------------------------------------------------------

     The Servicer shall, and hereby agrees that it will, monitor the Trust's compliance with all applicable provisions of state and federal securities laws, notify the Trust and the Administrator of any actions to be taken by the trust necessary for compliance with such laws and prepare on behalf of the Trust and the Administrator all notices, filings or other documents or instruments required to be filed under such laws.

     SECTION 5.17.  INTENTIONALLY OMITTED.

     SECTION 5.18.  Annual Statement as to Compliance; Notice of Servicer
                    -----------------------------------------------------
Termination Event.
-----------------

     (a) The Servicer shall deliver to the Trust, the Indenture Trustee, and each of _____ and _____, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 1998, an officer's certificate signed by any Responsible Officer of the Servicer, dated as of December 31 (or other applicable date) of the immediately preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Company or the Servicer shall deliver to the Trust, the Indenture Trustee, the Servicer or the Company (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Termination under Section 7.01.

                                      5-8

     SECTION 5.19.  INTENTIONALLY OMITTED.

     SECTION 5.20.  INTENTIONALLY OMITTED.
                    ---------------------

     SECTION 5.21.  Covenants, Representations, and Warranties of Servicer.  By
                    ------------------------------------------------------
its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust relies in accepting the Contracts and issuing the Notes and the Certificates and on which the Indenture Trustee relies in authenticating the Notes.

     (a) No Impairment.  The Servicer shall do nothing to impair the rights of
         -------------
the Trust, the Indenture Trustee or the Securityholders in the Contracts, the Insurance Policies or the other Trust Property; and

     (b) No Amendments.  The Servicer shall not extend or otherwise amend the
         -------------
terms of any Contract, except in accordance with Section 5.06.

     SECTION 5.22.  Purchase of Contracts Upon Breach of Covenant.  Upon
                    ---------------------------------------------
discovery by any of the Servicer, the Trust or the Indenture Trustee of a breach of any of the covenants set forth in Section 5.20(a) or 5.21, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any
--------  -------
obligation of the Servicer. Not later than the last day of the Due Period that is 90 days after its discovery or receipt of notice of any breach of any such covenant which materially and adversely affects the interests of the Securityholders or the Trust in any Contract (including any Liquidated Contract), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from the Trust the Contract affected by such breach and pay the related Repurchase Price. It is understood and agreed that the obligation of the Servicer to purchase any Contract (including any Liquidated Contract) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Securityholders, the Trust, or the Indenture Trustee on behalf of the Noteholders; provided, however, that the
                                                --------  -------
Servicer shall indemnify the Owner Trustee, the Trust, the Indenture Trustee, and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     SECTION 5.23.  Merger or Consolidation of Servicer.  Any Person into which
                    -----------------------------------
the Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party shall be the successor of the Servicer hereunder, provided such Person shall be an Eligible Servicer, without the execution or
--------
filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall promptly notify S&P and Fitch in

                                      5-9
the event it is a party to any merger, conversion or consolidation.

                                     5-10

                                  ARTICLE VI

               DISTRIBUTIONS; RESERVE ACCOUNT; LIMITED GUARANTY;
                         STATEMENTS TO SECURITYHOLDERS

     SECTION 6.01.  Trust Accounts.
                    --------------

     (a) The Servicer shall establish the Collection Account in the name of the Indenture Trustee for the benefit of the Securityholders. The Collection Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee.

     (b) The Servicer shall establish the Note Distribution Account in the name of the Indenture Trustee for the benefit of the Noteholders. The Note Distribution Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee.

     (c) The Servicer shall establish the Reserve Account in the name of the Indenture Trustee for the benefit of the Noteholders. The Reserve Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee.

     (d) The Servicer shall establish the Certificate Distribution Account in the name of the Owner Trustee for the benefit of the Certificateholders. The Certificate Distribution Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee, so long as the Indenture Trustee is acting as Paying Agent under Section 3.9 of the Trust Agreement.

     (e) All amounts held in the Collection Account, the Note Distribution Account and the Reserve Account (collectively, the "Trust Accounts") other than the Certificate Distribution Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed by the Servicer, in Eligible Investments that mature not later than one Business Day prior to the Distribution Date for the Due Period to which such amounts relate. Any such written direction shall certify that any such investment is authorized by this Section 6.01(e). Such investments in Eligible Investments shall be made in the name of the Indenture Trustee on behalf of the Trust, and such investments shall not be sold or disposed of prior to their maturity. Any investment of funds in the Trust Accounts shall be made in Eligible Investments held by a financial institution with respect to which (a) such institution has noted the Indenture Trustee's interest therein by book entry or otherwise and
(b) a confirmation of the Indenture Trustee's interest has been sent to the Indenture Trustee by such institution, provided that such Eligible Investments are (i) specific certificated securities (as such term is used in [N.Y. UCC (S) 336.8-313(1)(d)(i))], and (ii) either (A) in the possession of such institution or (B) in the possession of a clearing corporation (as such term is used in [N.Y. UCC (S)

                                      6-1

336.8-313(1)(g))] in [New York] or Minnesota, registered in the name of such clearing corporation, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Indenture Trustee's security interest therein, and held by such clearing corporation in an account of such institution. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this Section 6.01. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Trust Accounts shall be deposited in the Collection Account and distributed on the next Distribution Date pursuant to Section 6.06. The Servicer shall deposit in the applicable Trust Account an amount equal to any net loss on such investments immediately as realized.

     SECTION 6.02.  Collection Account Deposits.
                    ---------------------------

     (a)  Collections.   The Servicer shall remit directly to the Collection
          -----------
Account (no later than the next Business Day as specified in Section 5.05) all payments by or on behalf of the Obligors on the Contracts and all Liquidation Proceeds received by the Servicer and all proceeds of FHA Insurance claims received by the Servicer, other than extension fees and assumption fees, which fees shall be retained by the Servicer as compensation for servicing the Contracts, and other than Liquidation Expenses permitted by Section 5.08. The Trustee shall pay into the Collection Account as promptly as practicable all proceeds of FHA Insurance claims with respect to FHA-Insured Contracts received by the Trustee. The Trustee shall hold all amounts paid into the Collection Account under this Agreement in trust for the Trustee, the Noteholders and Certificateholders until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

     (b)  Servicer Advances.  The Servicer shall deposit in the Collection
          -----------------
Account immediately prior to each Distribution Date all Servicer Advances required to be made pursuant to Section 5.13.

     (c)  Repurchased Contracts.    The Company shall deposit in the Collection
          ---------------------
Account the Repurchase Price for each Contract repurchased by it under Section
3.05. The Servicer shall deposit in the Collection Account the Repurchase Price for each Contract repurchased by it under Section 5.22.

     SECTION 6.03.  Permitted Withdrawals.
                    ---------------------

     The Indenture Trustee may, from time to time as provided herein, make withdrawals from the Collection Account of amounts deposited in said account that are attributable to the Contracts only for the following purposes:

                                      6-2

          (a) to make payments in the amounts and in the manner provided for in
     Section 6.06;

          (b) to pay to the Company with respect to each Contract or property acquired in respect thereof that has been repurchased pursuant to Section 3.05, all amounts received thereon and not required to be distributed to Noteholders or Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

          (c) to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it, to the extent such reimbursement is permitted pursuant to Section 5.08;

          (d) to withdraw any amount deposited in the Collection Account that was not required to be deposited therein; or

          (e) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

     Since, in connection with withdrawals pursuant to clauses (a) and (b), the Company's or the Servicer's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain a separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses.

     SECTION 6.04.  Reserve Account Withdrawals.
                    ---------------------------

     Not later than the Business Day prior to each Distribution Date, based on the information set forth in the related Monthly Statement, if there are insufficient funds in the Note Distribution Account to make the distributions in the amounts described in Section 8.02(c) of the Indenture, the Servicer shall deliver to the Indenture Trustee, with a copy to the Trust and the Paying Agent, if any, by hand deliver, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the amount of the insufficiency for such Distribution Date. Such Deficiency Notice shall direct the Indenture Trustee to remit such amount (to the extent of funds then on deposit) from the Reserve Account for deposit in the Note Distribution Account on the Distribution Date.

     SECTION 6.05.   Limited Guaranties.
                     ------------------

     a.   Class HI: B-2 Limited Guaranty
          ------------------------------

          (i) No later than the third Business Day prior to each Payment Date, the Servicer (if other than the Company) shall notify the Company of the amount of the Class HI: B-2 Guaranty Payment (if any) for such Payment Date. Not later than the Business Day preceding each Payment Date, the

                                      6-3

     Company shall deposit the Class HI: B-2 Guaranty Payment, if any, for such Payment Date into the Collection Account. Any Class HI: B-2 Guaranty Payment shall be distributable to Class HI: B-2 Certificateholders pursuant to Section 5.2 of the Trust Agreement.

          (ii) The obligations of the Company under this Section 6.05 shall not terminate upon or otherwise be affected by a Service Transfer pursuant to
     Article VII of this Agreement.

          (iii) The obligation of the Company to provide the Class HI: B-2 Limited Guaranty under this Agreement shall terminate on the Final Payment Date.

          (iv) The obligation of the Company to make the Class HI: B-2 Guaranty Payments described in subsection (1) above shall be unconditional and irrevocable. The Company acknowledges that its obligation to make the Class HI: B-2 Guaranty Payments described in subsection (1) above shall be deemed a guaranty by the Company of indebtedness of the Trust for money borrowed from the Class HI: B-2 Certificateholders.

          (v) If the Company fails to make a Class HI: B-2 Guaranty Payment in whole or in part, the Company shall promptly notify the Owner Trustee, and the Owner Trustee shall promptly notify [the Rating Agencies].

          (vi) In consideration of providing the Class HI: B-2 Limited Guaranty, the Company shall be entitled to the Class HI: B-2 Guarantee Fee payable in accordance with Section 5.2(b)(15) of the Trust Agreement.

     b.   Class HE: B-2 Limited Guaranty
          ------------------------------

          (i) No later than the third Business Day prior to each Payment Date, the Servicer (if other than the Company) shall notify the Company of the amount of the Class HE: B-2 Guaranty Payment (if any) for such Payment Date. Not later than the Business Day preceding each Payment Date, the Company shall deposit the Class HE: B-2 Guaranty Payment, if any, for such Payment Date into the Collection Account. Any Class HE: B-2 Guaranty Payment shall be distributable to Class HE: B-2 Certificateholders pursuant to Section 5.2 of the Trust Agreement.

          (ii) The obligations of the Company under this Section 6.05(b) shall not terminate upon or otherwise be affected by a Service Transfer pursuant to Article VII of this Agreement.

          (iii) The obligation of the Company to provide the Class HE: B-2 Limited Guaranty under this Agreement shall terminate on the Final Payment Date.

                                      6-4

          (iv) The obligation of the Company to make the Class HE: B-2 Guaranty Payments described in subsection (1) above shall be unconditional and irrevocable. The Company acknowledges that its obligation to make the Class HE: B-2 Guaranty Payments described in subsection (1) above shall be deemed a guaranty by the Company of indebtedness of the Trust for money borrowed from the Class HE: B-2 Certificateholders.

          (v) If the Company fails to make a Class HE: B-2 Guaranty Payment in whole or in part, the Company shall promptly notify the Owner Trustee, and the Owner Trustee shall promptly notify [the Rating Agencies].

          (vi) In consideration of providing the Class HE: B-2 Limited Guaranty, the Company shall be entitled to the Class HE: B-2 Guarantee Fee payable in accordance with Section 5.2(d)(15) of the Trust Agreement.

     SECTION 6.06.  Distributions.
                    -------------

     (a) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Monthly Report delivered pursuant to Section 5.14) to make the following deposits and distributions by 11:00 a.m. (Minnesota time), to the extent of the Amount Available for such Distribution Date and in the following order of priority, provided that any Guaranty Payment shall be distributed solely to the Certificate Distribution Account pursuant to Section 6.06(b):

           (i) Servicing Fee.  If the Company or an Affiliate is not the
               -------------
     Servicer, then to the Servicer, the Servicing Fee for the related Due
     Period.

          (ii) Servicer Advances.  After payment of the amount specified in
               -----------------
     clause (i) above, to reimburse the Servicer for Uncollectible Advances and for Servicer Advances made with respect to Delinquent Payments that were recovered during the related Due Period.

          (iii)  Notes; Reserve Account Replenishment.  After payment of the
                 ------------------------------------
     amounts specified in clauses (i) and (ii) above, to the Note Distribution Account the sum of the Noteholders' Distributable Amount plus the amount, if any, required to be deposited in the Reserve Account pursuant to Section 8.02(c)(5) of the Indenture.

          (iv) Certificates.  After payment of the amounts specified in clauses
               ------------
     (i) through (iii) above, to the Certificate Distribution Account, the Certificateholders' Distributable Amount.

           (v) Reserve Account.  After payment of the amounts specified in
               ---------------
     clauses (i) through (iv) above, to the Reserve Account, the amount, if any, by which the balance in the Reserve Account is less than the Reserve Account

                                      6-5

Required Amount.

           (vi) Monthly Servicing and Guaranty Fee.  After payment of the
                ----------------------------------
     amounts specified in clauses (i) through (v) above, to the Company, the Monthly Servicing and Guaranty Fee (which shall be due and payable even if the Company is no longer acting as Servicer) equal to the remaining Amount Available as compensation for its providing the Limited Guaranty and acting as initial Servicer and (if the Company is acting as Servicer) any other compensation owed to the Servicer pursuant to Section 7.02.

     (b) Guaranty Payments.  On each Distribution Date the Servicer shall
         -----------------
instruct the Indenture Trustee to distribute to the Certificate Distribution Account any Guaranty Payment deposited in the Collection Account pursuant to
Section 6.05.

     (c) Reserve Account.  On each Distribution Date on which the amount on
         ---------------
deposit in the Reserve Account after all distributions made in accordance with this Section 6.06 exceeds the Reserve Required Amount, the Servicer shall instruct the Indenture Trustee to pay such excess to [the General Partner].

     SECTION 6.07.  Sub-Pool HI Pre-Funding Account.
                    -------------------------------

     a. On or before the Closing Date, the Owner Trustee shall establish the Sub-Pool HI Pre-Funding Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amounts received from the Company pursuant to Section 2.02(j). The Sub-Pool HI Pre-Funding Account shall be entitled "Sub-Pool HI Pre-Funding Account, [Owner Trustee] as Owner Trustee for the benefit of holders of [Home Improvement and Home Equity] Loan Securities, Series _____." Funds deposited in the Sub-Pool HI Pre-Funding Account shall be held in trust by the Owner Trustee for the Holders of the Notes and Certificates for the uses and purposes set forth herein.

     b. Amounts on deposit in the Sub-Pool HI Pre-Funding Account shall be withdrawn by the Owner Trustee as follows:

          (i) On any Subsequent Transfer Date, the Owner Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Home Improvement Contract transferred and assigned to the Owner Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in
     Section 2.03(b) with respect to such transfer and assignment.

          (ii) On the Business Day immediately preceding the Post-Funding Payment Date, the Owner Trustee shall deposit into the Collection Account any amounts remaining in the Sub-Pool HI Pre-Funding Account, net of investment earnings.

                                      6-6

     c. The Owner Trustee on behalf of the Trust shall be the legal owner of the Sub-Pool HI Pre-Funding Account. The Company shall be the beneficial owner of the Sub-Pool HI Pre-Funding Account, subject to the foregoing power of the Owner Trustee to transfer amounts in the Sub-Pool HI Pre-Funding Account to the Collection Account. Funds in the Sub-Pool HI Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and (ii) of the definition of "Eligible Investment" and that mature no later than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Sub-Pool HI Pre-Funding Account shall be taxable to the Company. The Owner Trustee shall release to the Company all investment earnings in the Sub-Pool HI Pre-Funding Account on the Post-Funding Payment Date.

     SECTION 6.08.  Sub-Pool HE Pre-Funding Account.
                    -------------------------------

     a. On or before the Closing Date, the Owner Trustee shall establish the Sub-Pool HE Pre-Funding Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amounts received from the Company pursuant to Sections 2.02(j) and (k). The Sub-Pool HE Pre-Funding Account shall be entitled "Sub-Pool HE Pre-Funding Account, [Owner Trustee] as Owner Trustee for the benefit of holders of [Home Improvement and Home Equity] Loan Securities, Series _____." The Owner Trustee shall maintain within the Sub-Pool HE Pre-Funding Account four subaccounts: the "Pre-Funding ARM Subaccount" and the "Pre-Funding Fixed Rate Subaccount" which pertain to the pre-funded Subsequent Home Equity Contracts; and the Undelivered ARM Contract Subaccount and the Undelivered Fixed Rate Contract Subaccount which pertain to those Contracts transferred to the Trust on the Closing Date that are Undelivered Contracts. Funds deposited in the Sub-Pool HE Pre-Funding Account shall be held in trust by the Owner Trustee for the Holders of the Notes and Certificates for the uses and purposes set forth herein.

     b. On or before the Closing Date the Company shall deposit in the Pre-Funding ARM Subaccount and the Pre-Funding Fixed Rate Subaccount, the respective amounts specified in Section 2.02(j). Amounts on deposit in such subaccounts shall be withdrawn by the Owner Trustee as follows:

          (i) On any Subsequent Transfer Date, the Owner Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Adjustable Rate Home Equity Contract transferred and assigned to the Owner Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section 2.03(b) with respect to such transfer and assignment.

          (ii) On any Subsequent Transfer Date, the Owner Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of

                                      6-7
     each Subsequent Fixed Rate Home Equity Contract transferred and assigned to the Owner Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section 2.03(b) with respect to such transfer and assignment.

          (iii) On the Business Day immediately preceding the Post-Funding Payment Date, the Owner Trustee shall deposit into the Collection Account any amounts remaining in the Pre-Funding ARM Subaccount and Pre-Funding Fixed Rate Subaccount, net of investment earnings.

     c. On or before the Closing Date the Company shall deposit in the Undelivered ARM Contract Subaccount and the Undelivered Fixed Rate Contract Subaccount the respective amounts specified in Section 2.02(k). Amounts on deposit in such subaccounts shall be withdrawn by the Owner Trustee as follows:

          (i) If the Company delivers the related Contract File for an Undelivered Adjustable Rate Home Equity Contract to the Owner Trustee at least two Business Days before the last day of the Pre-Funding Period, the Owner Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of such Contract and pay such amount to or upon the order of the Company.

          (ii) If the Company delivers the related Contract File for an Undelivered Fixed Rate Home Equity Contract to the Owner Trustee at least two Business Days before the last day of the Pre-Funding Period, the Owner Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of such Contract and pay such amount to or upon the order of the Company.

          (iii) The Company shall give the Owner Trustee telephonic notice of its intended delivery of Contract Files. The Owner Trustee will use reasonable efforts to process Contract Files and remit any amount payable for them to the Company in a timely manner.

          (iv) On the Business Day immediately preceding the Post-Funding Payment Date, the Owner Trustee shall deposit into the Collection Account any amounts remaining in the Undelivered ARM Contract and Undelivered Fixed Contract Rate Subaccounts, net of investment earnings.

     d. The Owner Trustee on behalf of the Trust shall be the legal owner of the Sub-Pool HE Pre-Funding Account. The Company shall be the beneficial owner of the Sub-Pool HE Pre-Funding Account, subject to the foregoing power of the Owner Trustee to transfer amounts in the Sub-Pool HE Pre-Funding Account to the Collection Account. Funds in the Sub-Pool HE Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and (ii) of the definition of "Eligible Investment" and that mature no later

                                      6-8
than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Sub-Pool HE Pre-Funding Account shall be taxable to the Company. The Owner Trustee shall release to the Company all investment earnings in the Sub-Pool HE Pre-Funding Account on the first Payment Date after the end of the Pre-Funding Period.

     SECTION 6.09.  Statements to Securityholders.
                    -----------------------------

     (a) The Servicer shall prepare and furnish to the Indenture Trustee the statements specified below relating to the Class A-1 Notes and the Class A-2 Notes, and to the Owner Trustee the statements specified below relating to the Class HI: A Certificates, the Class HI: M Certificates, the Class HI: B Certificates, the Class HE: A Certificates, the Class HE: M Certificates and the Class HE: B Certificates on or before the third Business Day next preceding each Payment Date.

     (b) On each Distribution Date, the Indenture Trustee shall include with each distribution to each Noteholder, and the Owner Trustee shall include with each distribution to each Certificateholder, a statement (which statement shall also be provided to each Rating Agency) based on information in the Monthly Report delivered on the related Determination Date pursuant to Section 5.14, setting forth the following information:

          (i) the amount of such distribution to Holders of each Class of Notes and the Certificates allocable to interest, separately identifying any Unpaid Class A-1 Interest Shortfall, Unpaid Class A-2 Interest Shortfall and any Unpaid Certificate Interest Shortfall included in such distribution and any remaining Unpaid Class A-1 Interest Shortfall, Unpaid Class A-2 Interest Shortfall and any Unpaid Certificate Interest Shortfall after giving effect to such distribution;

          (ii) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall and the Certificate Interest Carryover Shortfall, if any, for such Distribution Date;

          (iii) the amount of such distribution to Holders of each Class of Notes and the Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Unpaid Class A-1 Principal Shortfall, Unpaid Class A-2 Principal Shortfall and any Unpaid Certificate Principal Shortfall included therein, and any remaining Unpaid Class A-1 Principal Shortfall, Unpaid Class A-2 Principal Shortfall and any Unpaid Certificate Principal Shortfall after giving effect to such distribution;

          (iv) the Class A-1 Principal Shortfall, the Class A-2 Principal Shortfall and the Certificate Principal Shortfall, if any, for such Distribution Date;

          (v)   the Class A-1 Principal Balance, the Class A-2 Principal Balance

                                      6-9
     and the Certificate Principal Balance after giving effect to the distribution of principal on such Distribution Date;

          (vi) the amount, if any, of any Class A-1 Principal Liquidation Loss, Class A-2 Principal Liquidation Loss, and Certificate Principal Liquidation Loss determined as of that Distribution Date;

          (vii) the amount of such distribution to Holders of each Class of Notes and the Certificates allocable to liquidation losses, separately identifying the Class A-1 Liquidation Loss Interest Amount, the Class A-2 Liquidation Loss Interest Amount, the Certificate Liquidation Loss Interest Amount and any Unpaid Class A-1 Liquidation Loss Interest Shortfall, Unpaid Class A-1 Principal Liquidation Loss, Unpaid Class A-2 Liquidation Loss Interest Shortfall, Unpaid Class A-2 Principal Liquidation Loss, Unpaid Certificate Liquidation Loss Interest Shortfall and Unpaid Certificate Principal Liquidation Loss included therein, and any remaining Unpaid Class A-1 Liquidation Loss Interest Shortfall, Unpaid Class A-1 Principal Liquidation Loss, Unpaid Class A-2 Liquidation Loss Interest Shortfall, Unpaid Class A-2 Principal Liquidation Loss, Unpaid Certificate Liquidation Loss Interest Shortfall and Unpaid Certificate Principal Liquidation Loss after giving effect to such distribution;

          (viii) the Class A-1 Liquidation Loss Interest Shortfall, the Class A-2 Liquidation Loss Interest Shortfall and the Certificate Liquidation Loss Interest Shortfall, if any, for such Distribution Date;

           (ix) the amount, if any, deposited in or withdrawn from the Reserve Account on such Distribution Date;

           (x) the amount, if any, on deposit in the Reserve Account after giving effect to all withdrawals and deposits on such Distribution Date;

           (xi) the amount, if any, of the Guaranty Payment on such Distribution Date;

          (xii) the amount of the Monthly Servicing and Guaranty Fee, if any, paid to the Company with respect to the related Due Period and (if the Company is not acting as Servicer) the amount of the Monthly Servicing Fee paid to the Servicer with respect to such Due Period;

          (xiii)  the amount of any payment to [the General Partner];

          (xiv)   the Pool Scheduled Principal Balance for such Distribution
Date;

          (xv) the Note Pool Factor for each Class and the Certificate Pool Factor after giving effect to the distribution of principal on such Distribution

                                     6-10

Date;

          (xvi) the number and aggregate principal balances of Contracts delinquent (a) 30-59 days and (b) 60 or more days;

          (xvii) the number of Liquidated Home Improvement Contracts and Liquidated Home Equity Contracts, identifying such Contracts and the Net Liquidation Loss on such Contracts;

         (xviii) the aggregate number and principal amount of FHA-Insured Contracts on which either (i) the Servicer has submitted a claim for FHA Insurance, HUD rejected such claim and the Servicer has determined not to resubmit such claim, or (ii) the Servicer has determined not to submit a claim for FHA Insurance because such claim would not be paid by HUD;

          (xix) the amount in the Company's FHA Insurance reserve available to pay FHA Insurance claims on the FHA-Insured Contracts;

          (xx) the Sub-Pool HI Pre-Funded Amount and Sub-Pool HE Pre-Funded Amount as of such Payment Date; and

          (xxi) the aggregate amount of Servicer Advances made by the Servicer with respect to such Distribution Date, and the aggregate amount paid to the Servicer as reimbursement of Servicer Advances made on prior Distribution Dates.

     In the case of information furnished pursuant to clauses (i) through (vi) above, the amounts shall be expressed as a dollar amount per $1,000 denomination of Note or Certificate, as applicable.

     (c) Concurrently with each distribution to Certificateholders, the Owner Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class HI: A Certificate and (if the Company is not the Servicer) the Company a statement setting forth the following:

          (i) the amount of such distribution to Holders of each Class of Class
     HI: A Certificates allocable to interest, separately identifying any Unpaid Class HI: A Interest Shortfall included in such distribution and any remaining Unpaid Class HI: A Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of each Class of Class
     HI: A Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

        (iii)  the amount, if any, by which the Class HI: A Formula

                                     6-11

     Distribution Amount for such Payment Date exceeds the Class HI: A Distribution Amount for such Payment Date;

          (iv) the Class HI: A-1 Principal Balance, the Class HI: A-2 Principal Balance, and the Class HI: A-3 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Pool Scheduled Principal Balance of Sub-Pool HI for such Payment Date;

          (vi)    the Sub-Pool HI Senior Percentage for such Payment Date;

          (vii)   the Sub-Pool HI Pool Factor;

          (viii) the number and aggregate principal balances of Home Improvement Contracts delinquent (a) 31-59 days and (b) 60 or more days;

          (ix) the Class HI: B Principal Balance Test (as set forth in Exhibit Q hereto);

          (x) the Class HI: B Principal Distribution Test (as set forth in Exhibit Q hereto);

          (xi) the Class HI: M-1 Interest Deficiency Amount, if any, for such Payment Date;

          (xii) the Class HI: M-2 Interest Deficiency Amount, if any, for such Payment Date;

          (xiii) the Class HI: B-1 Interest Deficiency Amount, if any, for such Payment Date;

          (xiv) the number of Liquidated Home Improvement Contracts, identifying such Contracts and the Net Liquidation Loss on such Contracts;

          (xv) the aggregate number and principal amount of FHA-Insured Contracts on which either (i) the Servicer has submitted a claim for FHA Insurance, HUD rejected such claim and the Servicer has determined not to resubmit such claim, or (ii) the Servicer has determined not to submit a claim for FHA Insurance because such claim would not be paid by HUD;

          (xvi) the amount in the Company's FHA Insurance reserve available to pay FHA Insurance claims on the FHA-Insured Contracts; and

          (xvii)  the Sub-Pool HI Pre-Funded Amount as of such Payment Date.

                                     6-12

     The Owner Trustee and the Servicer shall, if any Certificateholder, Noteholder or Underwriter inquires by telephone, provide the information contained in the most recent Monthly Report.

     In the case of information furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HI: A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class
HI: A Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: A Certificate a statement containing the information with respect to interest accrued and principal paid on its Class HI: A Certificates during such calendar year. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (d) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: M-1 Certificate a copy of the monthly statement forwarded to the Holders of Class HI: A Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class HI: M-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: M-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: M-1 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: M-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HI: M-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

         (iii) the amount, if any, by which the Class HI: M-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HI Amount Available less the Class HI: A Distribution Amount for such Payment Date;

          (iv) the Class HI: M-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(i); and

          (vi) the information set forth in clauses (v) through (xvi) of Section

                                     6-13

6.05(b).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HI: M-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HI: M-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: M-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: M-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (e) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: M-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HI: A and Class HI: M-1 Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class HI: M-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: M-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: M-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: M-2 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HI: M-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class HI: M-2 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HI Amount Available less the sum of the Class HI: A Distribution Amount and the Class
     HI: M-1 Distribution Amount for such Payment Date;

          (iv) the Class HI: M-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HI: M-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(ii); and

          (vi)  the information set forth in clauses (v) through (xvi) of
     Section 6.05(b).

                                     6-14

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HI: M-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HI: M-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: M-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: M-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (f) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: B-1 Certificate a copy of the monthly statements forwarded to the Holders of Class HI: A and Class HI: M Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class HI: B-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: B-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: B-1 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: B-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class HI: B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

         (iii) the amount, if any, by which the Class HI: B-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HI Amount Available less the sum of the Class HI: A Distribution Amount, the Class
     HI: M-1 Distribution Amount and the Class HI: M-2 Distribution Amount for such Payment Date;

          (iv) the Class HI: B-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

           (v) the Unpaid Class HI: B-1 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(iii);

          (vi) the Class HI: B Percentage for such Payment Date; and

         (vii) the information set forth in clauses (v) through (xvi) of Section

                                     6-15

6.05(b).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HI: B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HI: B-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: B-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (g) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HI: B-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HI: A, Class HI: M and Class HI: B-1 Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class
HI: B-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HI: B-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HI: B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HI: B-2 Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class HI: B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

        (iii) the amount, if any, by which the sum of the Class HI: B-2 Formula Distribution Amount and the Class HI: B-2 Liquidation Loss Principal Amount, if any, for such Payment Date exceeds the Class HI: B-2 Distribution Amount for such Payment Date;

         (iv) the Class HI: B-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HI: B-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(b)(8)(iv);

         (vi) the Class HI: B Percentage for such Payment Date; and

                                     6-16

        (vii) the information set forth in clauses (v) through (xvi) of
     Section 6.05(b).

     In the case of the information in clauses (i) through (iv) and (ix) above, the amounts shall be expressed as a dollar amount per Class HI: B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HI: B-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HI: B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HI: B-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (h) Concurrently with each distribution to Certificateholders, the Owner Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class HE: A Certificate and (if the Company is not the Servicer) the Company a statement setting forth the following:

          (i) the amount of such distribution to Holders of each Class of Class
     HE: A Certificates allocable to interest, separately identifying any Unpaid Class HE: A Interest Shortfall included in such distribution and any remaining Unpaid Class HE: A Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of each Class of Class
     HE: A Certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, and (B) that portion of any such distribution to Class HE: A-6 Certificateholders constituting Class HE: A-6 Lockout Pro Rata Distribution Amount;

        (iii) the amount, if any, by which the Class HE: A Formula Distribution Amount for such Payment Date exceeds the Class HE: A Distribution Amount for such Payment Date;

          (iv) the Class HE: A-1 ARM Principal Balance, the Class HE: A-1 Principal Balance, the Class HE: A-2 Principal Balance, the Class HE: A-3 Principal Balance, the Class HE A-4 Principal Balance, the Class HE: A-5 Principal Balance, the Class HE: A-6 Principal Balance and the Class HE: A-7 IO Notional Principal Amount after giving effect to the distribution of principal on such Payment Date;

           (v) the Pool Scheduled Principal Balance of Sub-Pool HE, and of that

                                     6-17
     amount the aggregate Scheduled Principal Balance of the Adjustable Rate Home Equity Contracts, for such Payment Date;

          (vi) the Sub-Pool HE Senior Percentage and the Class HE: A-6 Lockout Percentage for such Payment Date;

          (vii)  the Sub-Pool HE Pool Factor;

          (viii) the number and aggregate principal balances of Home Equity Contracts, identifying separately the Adjustable Rate Home Equity Contracts, delinquent (a) 30-59 days and (b) 60 or more days;

          (ix) the Class HE: B Principal Balance Test (as set forth in Exhibit Q hereto)

           (x) the Class HE: B Principal Distribution Test (as set forth in Exhibit Q hereto);

           (xi) the Class HE: M-1 Interest Deficiency Amount, if any, for such Payment Date;

          (xii) the Class HE: M-2 Interest Deficiency Amount, if any, for such Payment Date;

         (xiii) the Class HE: B-1 Interest Deficiency Amount, if any, for such Payment Date; and

          (xiv) the number of Liquidated Home Equity Contracts, identifying such Contracts (including those which are Adjustable Rate Home Equity Contracts) and the Net Liquidation Loss on such Contracts; and

          (xv) the Sub-Pool HE Pre-Funded ARM Amount and the Sub-Pool HE Pre-Funded Fixed Rate Amount as of such Payment Date.

     The Owner Trustee and the Servicer shall, if any Certificateholder, Noteholder or Underwriter inquires by telephone, provide the information contained in the most recent Monthly Report.

     In the case of information furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class
HE: A Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: A Certificate a statement containing the information with respect to interest accrued and principal paid on its Class HE: A

                                     6-18

Certificates during such calendar year. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (i) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: M-1 Certificate a copy of the monthly statement forwarded to the Holders of Class HE: A Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class HE: M-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: M-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: M-1 Interest Shortfall included in such distribution and any remaining Unpaid Class HE: M-1 Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class HE: M-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

        (iii) the amount, if any, by which the Class HE: M-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HE Amount Available less the Class HE: A Distribution Amount for such Payment Date;

          (iv) the Class HE: M-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HE: M-1 Liquidation Loss Interest Shortfall after giving effect to any distribution on such Payment Date pursuant to Section 8.04(d)(8)(i); and

          (vi) the information set forth in clauses (v) through (xv) of Section 6.05(g).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: M-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: M-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: M-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was

                                     6-19
the Holder of a Class HE: M-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (j) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: M-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HE: A and Class HE: M-1 Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class HE: M-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: M-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: M-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HE: M-2 Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class HE: M-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

        (iii) the amount, if any, by which the Class HE: M-2 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HE Amount Available less the sum of the Class HE: A Distribution Amount and the Class
     HE: M-1 Distribution Amount for such Payment Date;

         (iv) the Class HE: M-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HE: M-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(d)(8)(ii); and

         (vi) the information set forth in clauses (v) through (xv) of Section 6.05(g).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: M-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: M-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: M-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was

                                     6-20
the Holder of a Class HE: M-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (k) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: B-1 Certificate a copy of the monthly statements forwarded to the Holders of Class HE: A and Class HE: M Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class HE: B-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: B-1 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: B-1 Interest Shortfall included in such distribution and any remaining Unpaid Class HE: B-1 Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class HE: B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

        (iii) the amount, if any, by which the Class HE: B-1 Formula Distribution Amount for such Payment Date exceeds the Sub-Pool HE Amount Available less the sum of the Class HE: A Distribution Amount, the Class
     HE: M-1 Distribution Amount and the Class HE: M-2 Distribution Amount for such Payment Date;

        (iv) the Class HE: B-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

         (v) the Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(d)(8)(iii);

        (vi) the Class HE: B Percentage for such Payment Date; and

       (vii) the information set forth in clauses (v) through (xv) of
     Section 6.05(g).

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class HE: B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: B-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class HE: B-1 Certificate a statement containing

                                     6-21
the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HE: B-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (l) On each Payment Date, the Owner Trustee shall forward or cause to be forwarded by mail to each Holder of a Class HE: B-2 Certificate a copy of the monthly statements forwarded to the Holders of Class HE: A, Class HE: M and Class HE: B-1 Certificates on such Payment Date. The Servicer shall also furnish to the Owner Trustee, which shall forward such information to the Class
HE: B-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class HE: B-2 Certificates allocable to interest, separately identifying any Unpaid Class
     HE: B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class HE: B-2 Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class HE: B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

        (iii) the amount, if any, by which the sum of the Class HE: B-2 Formula Distribution Amount and the Class HE: B-2 Liquidation Loss Principal Amount, if any, for such Payment Date exceeds the Class HE: B-2 Distribution Amount for such Payment Date;

         (iv) the Class HE: B-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to
     Section 8.04(d)(8)(iv);

          (vi) the Class HE: B Percentage for such Payment Date; and

          (vii)  the information set forth in clauses (v) through (xv) of
     Section 6.05(g).

     In the case of the information in clauses (i) through (iv) and (ix) above, the amounts shall be expressed as a dollar amount per Class HE: B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class HE: B-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the

                                     6-22
calendar year was the Holder of a Class HE: B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class HE: B-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     (l) Copies of all reports and statements provided to the Owner Trustee for the Certificateholders shall also be provided to [the Rating Agencies].

     (m) The Owner Trustee and the Indenture Trustee shall inform any of the Noteholders or Certificateholders or [Underwriter] inquiring by telephone of the information contained in the most recent Monthly Report.

     (n) Certificateholders may obtain copies of the statements delivered by the Owner Trustee pursuant to subsection (b) above upon written request to the Owner Trustee at the Corporate Trust Office (together with a certification that such Person is a Certificateholder and payment of any expenses associated with the distribution thereof). Noteholders may obtain copies of the statements delivered by the Indenture Trustee pursuant to subsections (c) through (k) above upon written request to the Indenture Trustee at its Corporate Trust Office (together with a certification that such Person is a Noteholder and payment of any expenses associated with the distribution thereof).

                                     6-23

                                  ARTICLE VII

                                SERVICE TRANSFER

     SECTION 7.01.  Event of Termination.
                    --------------------

     "Event of Termination" means the occurrence of any of the following:
      --------------------

     (a) Any failure by the Servicer to make any deposit into an account required to be made hereunder and the continuance of such failure for a period of five Business Days after the Servicer has become aware, or should have become aware, that such deposit was required;

     (b) Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with), which failure shall (i) materially and adversely affect the rights of the Trust, the Indenture Trustee, or the Securityholders and (ii) continue unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by Holders of Notes evidencing not less than 25% of the Note Principal Balance or, if the Notes have been paid in full, by Certificateholders evidencing not less than 25% of the Certificate Principal Balance.

     (c) Any assignment by the Servicer of its duties hereunder except as specifically permitted hereunder, or any attempt to make such an assignment;

     (d) A court or other governmental authority having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs, and such order remains undischarged and unstayed for at least 60 days;

     (e) The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

     (f) The failure of the Servicer to be an Eligible Servicer; or

                                      7-1

     (g) If the Company is the Servicer, the Company's servicing rights under its master seller-servicer agreement with GNMA are terminated by GNMA.

     SECTION 7.02.  Transfer.
                    --------

     If an Event of Termination has occurred and is continuing, either the Trust, the Indenture Trustee, a Note Majority, or a Certificate Majority, by notice in writing to the Servicer (and to the Indenture Trustee and Trust if given by the Certificateholders or Noteholders) may terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if later, on a date designated therein), or upon resignation of the Servicer in accordance with Section 10.01, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise (except with respect to the Collection Account, the transfer of which shall be governed by Section 7.06), shall pass to and be vested in the Indenture Trustee pursuant to and under this
Section 7.02; and, without limitation, the Indenture Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including, without limitation, documents required to make the Indenture Trustee or a successor servicer the sole lienholder or legal title holder of record of each Product) and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Indenture Trustee shall cause all assignments of mortgages, deeds of trust or security deeds securing the Contracts to be duly recorded. If the Servicer was the lender of record for purposes of the FHA Insurance relating to FHA-Insured Contracts, the Indenture Trustee shall notify HUD of such termination and shall request that HUD transfer the FHA Insurance reserves allocable to such FHA-Insured Contracts to the successor Servicer; provided, however, that if the Indenture Trustee is the
                    -----------------
successor Servicer, the Indenture Trustee shall request such transfer of reserves if and to the extent it is legally able to do so, and the Indenture Trustee shall use its best efforts to obtain any approvals that may be required for the Indenture Trustee to receive such transfer of reserves. Each of the Company and the Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts, and the transfer of all rights under FHA Insurance relating to FHA-Insured Contracts. The Servicer shall be entitled to receive any other amounts which are payable to the Servicer under this Agreement, at the time of the termination of its activities as Servicer. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Contracts in such electronic form as the new servicer may reasonably request and (ii) any Contracts and Contract Files in the Servicer's possession.

                                      7-2

     SECTION 7.03.  Indenture Trustee to Act; Appointment of Successor.
                    --------------------------------------------------

     On and after the time the Servicer receives a notice of termination pursuant to Section 7.02 or the resignation of the Servicer in accordance with
Section 10.01, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer;

provided, however, that (i) the Indenture Trustee will not assume any
--------  -------
obligations of the Company pursuant to Section 3.05 and (ii) the Indenture Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its obligations contained herein or in any related document or agreement. As compensation therefor, the Indenture Trustee shall be entitled to receive reasonable compensation not in excess of the Monthly Servicing Fee. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree; provided, however, that no such monthly compensation
                       --------  -------
shall, without the written consent of 100% of the Noteholders, exceed the Monthly Servicing Fee. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION 7.04.  Notification to Securityholders.
                    -------------------------------

     (a) Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Indenture Trustee, the Trust and the [Rating Agencies].

     (b) Within ten days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Owner Trustee on behalf of the Trust shall give written notice thereof to the [Rating Agencies] and the Certificateholders at their respective addresses appearing on the Certificate Register and the Indenture Trustee shall give written notice thereof to Noteholders at their respective addresses appearing in the Note Register.

     (c) The Owner Trustee on behalf of the Trust shall give written notice to the [Rating Agencies] at least 30 days prior to the date upon which any Eligible

                                      7-3

Servicer (other than the Indenture Trustee) is to assume the responsibilities of Servicer pursuant to Section 7.03, naming such successor Servicer.

     SECTION 7.05.  Effect of Transfer.
                    ------------------

     (a) After the Service Transfer, the Indenture Trustee or new Servicer may notify Obligors to make payments directly to the new Servicer that are due under the Contracts after the effective date of the Service Transfer.

     (b) After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be
             ------
transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

     (c) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Company pursuant to Article IX and Sections 3.05 and 5.19) other than those relating to the management, administration, servicing or collection of the Contracts.

     SECTION 7.06.  Transfer of Collection Account.
                    ------------------------------

     Notwithstanding the provisions of Section 7.02, if the Collection Account shall be maintained with the Servicer and an Event of Termination shall occur and be continuing, the Servicer shall, after five days' written notice from the Indenture Trustee, or in any event within ten days after the occurrence of the Event of Termination, establish an Eligible Account with an institution other than the Servicer and promptly transfer all funds in the Collection Account to such new account, which shall thereafter be deemed the Collection Account for the purposes hereof.

     SECTION 7.07.  Limits on Liability.
                    -------------------

     The Servicer will be liable to the Trust, the Owner Trustee, the Indenture Trustee and the Securityholders only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and will have no other obligations or liabilities hereunder. Neither the Servicer nor any of its directors, officers, employees or agents will have any liability to the Trust, the Owner Trustee, the Indenture Trustee or the Securityholders (except as explicitly provided in this Agreement) for any action taken, or for refraining from taking any action, pursuant to this Agreement, other than any liability that would otherwise be imposed by reason of the Servicer's breach of this Agreement or willful misfeasance, bad faith or negligence (including errors in judgment) in the performance of its duties, or by

                                      7-4
reason of reckless disregard of obligations and duties under this Agreement or any violation of law.

     SECTION 7.08.  Waiver of Past Defaults.
                    -----------------------

     A Note Majority or Certificate Majority may, on behalf of all Holders of Notes and Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                      7-5

                                 ARTICLE VIII

                                  TERMINATION

     SECTION 8.01.  Company's or Servicer's Repurchase Option.
                    -----------------------------------------

     (a) The Company or the Servicer shall, subject to subsection (b) hereof, have the option to purchase all of the Contracts and all property acquired in respect of any Contract remaining in the Trust at a price equal to the greatest of:

          (i) the sum of (x) 100% of the principal balance of each Contract (other than any Contract as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause
     (y) below), together with accrued and unpaid interest on each such Contract at the Weighted Average Pass-Through Rate, plus (y) the fair market value of such acquired property (as reasonably determined by the Servicer as of the close of business on the third Business Day preceding the date of such purchase),

          (ii) the aggregate fair market value (as reasonably determined by the Company or the Servicer as of the close of business on such third Business
     Day) of all of the assets of the Trust, and

         (iii) the aggregate Note Principal Balance and Certificate Principal Balance,

     plus, one month's interest at the applicable Contract Rate on the Scheduled Principal Balance of each Contract (including any Contract as to which the related Product has been repossessed).

     (b) The purchase by the Company or the Servicer of all of the Contracts pursuant to Section 8.01(a) shall be at the option of the Company or the Servicer on any Distribution Date, but shall be conditioned upon (1) the Pool Scheduled Principal Balance, as of the end of the Due Period immediately preceding such Distribution Date, aggregating an amount equal to or less than 10% of the Cut-off Date Pool Principal Balance, (2) the Company or the Servicer having provided the Indenture Trustee and the Owner Trustee and the Depository (if any) with at least 30 days' written notice (which may be given prior to the end of the Due Period referred to in clause (1) above) and (3) the Company or the Servicer (as applicable) shall have delivered to the Indenture Trustee and the Owner Trustee an unqualified Opinion of Counsel stating that payment of the purchase price to the Securityholders will not constitute a voidable preference or fraudulent transfer under the United States Bankruptcy Code. In the event the notice described in the preceding sentence is given in connection with the Company's election to purchase the Contracts, the Company shall deposit in the Collection Account on the relevant Distribution Date in immediately available funds an amount equal to the above-described purchase

                                      8-1
price and the Indenture Trustee shall distribute the amounts so deposited in accordance with Section 6.06. Upon certification to the Indenture Trustee by a Servicing Officer, following such final deposit, the Indenture Trustee shall promptly release to the Company the Contract Files for the remaining Contracts, and the Indenture Trustee and Owner Trustee on behalf of the Trust shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

     SECTION 8.02.  Liquidation of Trust Estate.
                    ---------------------------

     Upon any sale of the assets of the Trust pursuant to Section 9.2 of the Trust Agreement, the Trust shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Trust shall instruct the Indenture Trustee to distribute such funds, together with all other Available Funds, in accordance with the terms of Section 6.06(a).


                                      8-2

                                  ARTICLE IX

                                  INDEMNITIES

     SECTION 9.01.  Company's Indemnities.
                    ---------------------

     The Company will defend and indemnify the Trust, the Owner Trustee, the Indenture Trustee (including the paying agent and any other agents of the Owner Trustee and the Indenture Trustee), and the Securityholders against any and all costs, expenses, losses, damages, taxes, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation of any third-party claims arising out of or resulting from (i) the origination of any Contract (including but not limited to truth in lending requirements) or the servicing of such Contract prior to its transfer to the Trust (but only to the extent such cost, expense, loss, damage, tax, claim or liability is not provided for by the Company's repurchase of such Contract pursuant to Section 3.05), (ii) the use or ownership of any real estate related to a Contract by the Company or the Servicer or any Affiliate of either, or (iii) the Company's or the Trust's violation of federal or state securities laws in connection with the offering and sale of the Securities. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Company under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

     SECTION 9.02.  Liabilities to Obligors.
                    -----------------------

     No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trust, the Owner Trustee, Indenture Trustee, or the Securityholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust, the Owner Trustee, Indenture Trustee, and the Securityholders expressly disclaim such assumption.

     SECTION 9.03.  Servicer's Indemnities.
                    ----------------------

     The Servicer shall defend and indemnify the Trust, the Owner Trustee, the Indenture Trustee (including the Paying Agent and any other agents of the Owner Trustee and the Indenture Trustee) and the Securityholders against any and all costs, expenses, losses, damages, taxes, claims and liabilities, including any failure to comply with FHA Regulations in enforcing an FHA Insured Contract, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Contract. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 9.03 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Company of, any such Contract.

                                      9-1

     SECTION 9.04.  Operation of Indemnities.
                    ------------------------

     Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Company or the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient will repay such amounts collected to the Company or the Servicer, as the case may be, without interest.

                                      9-2

                                   ARTICLE X

                                 MISCELLANEOUS

     SECTION 10.01.  Servicer Not to Assign Duties or Resign; Delegation of
                     ------------------------------------------------------
Servicing Duties.
----------------

     The Servicer may not sell or assign its rights and duties as Servicer hereunder, except as expressly provided for herein, provided that the Servicer may pledge or assign the right to receive all or any portion of the Monthly Servicing Fee or Monthly Servicing and Guaranty Fee payable to it. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect addressed and delivered to the Trust and the Indenture Trustee. No such resignation shall become effective until the Indenture Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Sections
7.02 and 7.03.

     Notwithstanding the foregoing:

          (a) Any person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person
                      --------  -------
     to the Servicer shall satisfy the criteria set forth in the definition of an Eligible Servicer. The Servicer shall promptly notify _____ and _____ of any such merger to which it is a party.

          (b) The Servicer may delegate duties under this Agreement to any of the Servicer's Affiliates. In addition, the Servicer may at any time perform the specific duty of repossessing Products through subcontractors who are in the business of servicing consumer receivables, and may also perform other specific duties through subcontractors; provided that the Servicer gives notice to the Trust and the Indenture Trustee and each of _____ and _____, and provided further that no such delegation of duties by the Servicer shall relieve the Servicer of its responsibility with respect thereto.

                                     10-1

     SECTION 10.02.  Assignment or Delegation by Company.
                     -----------------------------------

     Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Company may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of a Note Majority and a Certificate Majority, and any attempt to do so without such consent shall be void. It is understood that the foregoing does not prohibit the pledge or assignment by the Company of any right to payment pursuant to Article VI.

     Notwithstanding the foregoing, any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Company shall promptly notify the [Rating Agencies] of any such merger to which it is a party.

     SECTION 10.03.  Amendment.
                     ---------

     (a) This Agreement may be amended from time to time by the Company, the Servicer and the Trust, with the prior written consent of the Indenture Trustee but without the consent of any of the Securityholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, including, without limitation, to add or amend any provision as required by the [Rating Agencies] or any other nationally recognized statistical rating organization in order to improve or maintain the rating of any Class of Notes or the Certificates, provided, however, that such action shall not, as evidenced by
                  --------  -------
an Opinion of Counsel for the Company, adversely affect in any material respect the interests of any Securityholder.

     (b) This Agreement may also be amended from time to time by the Company, the Servicer and the Trust with the prior written consent of the Indenture Trustee and with the consent of a Certificate Majority and a Note Majority with respect to each Class (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates or Notes; provided, however, no such amendment shall (a)
                                  --------  -------
increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Contracts or distributions required to be made on any Certificate or

                                     10-2

Note or the Certificate Pass-Through Rate, Class A-1 Interest Rate or Class A-2 Interest Rate, (b) amend any provisions of Section 6.06 in such a manner as to affect the priority of payment of interest, principal or premium to Noteholders or Certificateholders, or (c) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Securities then outstanding, and provided further, that the
                                                    ----------------
Rating Agency Condition has been satisfied.

     (c) Concurrently with the solicitation of any consent pursuant to this
Section 10.03, the Indenture Trustee shall furnish written notification to the [Rating Agencies] of such solicitation. Promptly after the execution of any amendment pursuant to this Section 10.03, the Indenture Trustee shall furnish written notification of the substance of such amendment to the [Rating Agencies] and each Securityholder.

     (d) It shall not be necessary for the consent of Securityholders under this
Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

     (e) Each of the Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects its own rights, duties or immunities under this Agreement or otherwise.

     (f) In connection with any amendment pursuant to this Section, the Owner Trustee and Indenture Trustee shall be entitled to receive an unqualified Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by the Agreement.

     (g) Upon the execution of any amendment or consent pursuant to this Section 10.03, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Securityholder hereunder shall be bound thereby.

     (h) This Agreement may also be amended by agreement of the Trust, the Servicer and the Company at any time without the consent of the Noteholders or the Certificateholders to effect the transfer of FHA Insurance reserves to another entity in compliance with revisions to FHA Regulations, provided that
                                                                --------
prior to any such amendment [both of the Rating Agencies] have each confirmed in writing that the rating of the Notes and Certificates will not be lowered or withdrawn following such amendment.

                                     10-3

     SECTION 10.04.  Notices.
                     -------

     All communications and notices pursuant hereto to the Servicer, the Company, the Trust, the Owner Trustee, the Indenture Trustee and the [Rating Agencies] shall be in writing and delivered (by facsimile or other means) or mailed to it at the appropriate following address:

          If to the Company or the Servicer:

               Green Tree Financial Corporation
               1100 Landmark Towers
               345 St. Peter Street
               St. Paul, Minnesota  55102-1639
               Attention:  Chief Financial Officer
               Telecopier Number:  (612) 293-5746

          If to the Trust or Owner Trustee:

               [Address]

          If to the Indenture Trustee:

               [Address]

          If to [Rating Agency]

               [Address]

          If to [Rating Agency]:

               [Address]


or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Securityholder shall be in writing and delivered or mailed at the address shown in the Note Register or the Certificate Register, as applicable.

     SECTION 10.05.  Merger and Integration.
                     ----------------------

     Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as

                                     10-4
provided herein.

     SECTION 10.06.  Headings.
                     --------

     The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 10.07.  Governing Law.
                     -------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

     SECTION 10.08.  Limitation of Liability.
                     -----------------------

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [Owner Trustee], not individually or personally but solely as trustee of Green Tree [Home Improvement and Home Equity] Trust _____ under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by [Owner Trustee] but is made and intended for the purpose for binding only the Trust,
(c) nothing herein contained shall be construed as creating any liability on [Owner Trustee], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall [Owner Trustee] be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Related Documents.


                                     10-5

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized this _____ day of _____, _____.

                              ISSUER:

                              GREEN TREE [HOME IMPROVEMENT
                              AND HOME EQUITY] TRUST _____

                              By    [OWNER TRUST], not in its
                                    individual capacity but solely on
                                    behalf of the Issuer as Owner Trustee
                                    under the Trust Agreement

                              By
                                    --------------------------------------
                                    Name:
                                    Title:


                              SELLER AND SERVICER:

                              GREEN TREE FINANCIAL CORPORATION


                              By
                                    --------------------------------------
                                    Name:
                                    Title:


Acknowledged and Accepted:

[INDENTURE TRUSTEE],
not in its individual capacity but
solely as Indenture Trustee


By
     --------------------------------------
     Name:
     Title:

By
     --------------------------------------
     Name:
     Title:

                                     10-6

                                                                       EXHIBIT A

                               FORM OF ASSIGNMENT


     In accordance with the Sale and Servicing Agreement (the "Agreement") dated as of _____ between Green Tree Financial Corporation (the "Company") and Green Tree [Home Improvement and Home Equity] Trust _____, the Company does hereby transfer, assign, set over and otherwise convey to the Trust all right, title and interest of the Company in (i) the home improvement contracts and promissory notes and home equity loans identified in the List of Contracts attached to the Agreement (including, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Initial Contracts due after the applicable Cut-off Date or Subsequent Cut-off Date in respect of the Subsequent Home Equity Contracts and the Subsequent Home Improvement Contracts, (ii) all rights under FHA Insurance in respect of each FHA-Insured Contract, (iii) all rights under any hazard, flood or other individual insurance policy on the real estate securing an Initial Contract for the benefit of the creditor of such Initial Contract, (iv) all rights the Company may have against the originating contractor or lender with respect to Initial Contracts originated by a contractor or lender other than the Company, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Initial Contracts, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Initial Contracts, (vii) all documents contained in the Contract Files relating to the Initial Contracts, (viii) the Trust Accounts and all funds on deposit therein from time to time and all investments and proceeds thereof (including all income thereon) and (ix) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ______ day of _____, _____.

                              GREEN TREE FINANCIAL CORPORATION


                              By
                                    --------------------------
                                    Name:
                                    Title:

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE REGARDING
                             REPURCHASED CONTRACTS


                       GREEN TREE FINANCIAL CORPORATION

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS

     The undersigned certifies that he/she is a [title] of Green Tree Financial
                                                 -----
Corporation, a Delaware corporation (the "Company"); he/she is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to
Section 3.05 of the Sale and Servicing Agreement (the "Agreement"), dated as of _____ between the Company and Green Tree [Home Improvement and Home Equity] Trust _____ (the "Trust") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement):

          1. The Contracts on the attached schedule are to be repurchased by the [Company] [Servicer] on the date hereof pursuant to Section [3.05] [5.22] of the Agreement.

          2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section [3.05] [5.22] of the Agreement, be assigned by the Trust to the [Company] [Servicer].

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ____ day of ________, 19__.

                              GREEN TREE FINANCIAL CORPORATION


                              By
                                    --------------------------
                                    Name:
                                    Title:

                                                                       EXHIBIT C

                             FORM OF MONTHLY REPORT


           GREEN TREE [HOME IMPROVEMENT AND HOME EQUITY] TRUST _____

                                                  Distribution Date:  ________


1.   Amount Available                                                 ________

     (a)  Collection Account balance as of last day
          of related Due Period                                       ________
     (b)  Payments on account
          of principal deposited during
          first 10 days of current month                              ________
     (c)  Less payments on account of principal deposited
          during first 10 days of preceding month                     ________
     (d)  Repurchase Proceeds                                         ________
     (e)  Servicer Advances                                           ________
     (f)  Guaranty Payment                                            ________
     (g)  Self-Insurance Payments                                     ________
     (h)  Termination Payments                                        ________
     (i)  Reserve Account Withdrawals deposited
          in Collection Account                                       ________
     (j)  Payments on Liquidation of Trust Estate                     ________

2.   Monthly Servicing Fee                                            ________

3.   Servicer Advances Reimbursed                                     ________

Class A-1 Notes

Class A-1 Interest

4.   Amount distributed on account of interest                        ________

5.   Class A-1 Interest Amount                                        ________

6.   Amount Applied to Class A-1 Interest Amount                      ________

7.   Class A-1 Interest Carryover Shortfall                           ________

8.   Amount applied to Unpaid Class A-1 Interest Shortfall            ________

9.   Remaining Unpaid Class A-1 Interest Shortfall                    ________

Class A-1 Principal

10.  Amount due on account of principal:                              ________
     (a)  Scheduled principal                                         ________
     (b)  Principal Prepayments                                       ________
     (c)  Liquidated Contracts                                        ________
     (d)  Repurchases                                                 ________

11.  Class A-1 Percentage of amount due or Class A-1 Principal
     Balance, whichever is less                                       ________

12.  Amount distributed on account of principal                       ________

13.  Class A-1 Principal Shortfall                                    ________

14.  Unpaid Class A-1 Principal Shortfall
     (if any) following prior Distribution Date                       ________

15.  Amount applied to Unpaid Class A-1 Principal Shortfall
     (if any) on current Distribution Date                            ________

16.  Remaining Unpaid Class A-1 Principal Shortfall                   ________

Class A-1 Liquidation Loss Interest and Principal

17.  Class A-1 Liquidation Loss Interest Amount                       ________

18.  Amount distributed on account of Class A-1 Liquidation
     Loss Interest Amount                                             ________

19.  Class A-1 Liquidation Loss Interest Shortfall                    ________

20.  Amount applied to Unpaid Class A-1 Liquidation Loss
     Interest Shortfall                                               ________

21.  Remaining Unpaid Class A-1 Liquidation Loss Interest
     Shortfall                                                        ________

22.  Class A-1 Principal Liquidation Loss                             ________

23.  Amount applied to Unpaid Class A-1 Principal
     Liquidation Loss                                                 ________

24.  Remaining Unpaid Class A-1 Principal
     Liquidation Loss                                                 ________

25.  Class A-1 Principal Balance after giving effect to
     Distribution and Class A-1 Principal Liquidation Loss            ________


CLASS A-2 NOTES
---------------

Class A-2 Interest

26.  Amount distributed on account of interest                        ________

27.  Class A-2 Interest Amount                                        ________

28.  Amount Applied to Class A-2 Interest Amount                      ________

29.  Class A-2 Interest Carryover Shortfall                           ________


30.  Amount applied to Unpaid Class A-2 Interest Shortfall            ________

31.  Remaining Unpaid Class A-2 Interest Shortfall                    ________

Class A-2 Principal

32.  Amount due on account of principal:
     (a)  Scheduled principal                                         ________
     (b) Principal Prepayments                                        ________
     (c)  Liquidated Contracts                                        ________
     (d)  Repurchases                                                 ________

33.  Class A-2 Percentage of amount due or Class A-2 Principal
     Balance, whichever is less                                       ________

34.  Amount distributed on account of principal                       ________

35.  Class A-2 Principal Shortfall                                    ________

36.  Unpaid Class A-2 Principal Shortfall
     (if any) following prior Distribution Date                       ________

37.  Amount applied to Unpaid Class A-2 Principal Shortfall
     (if any) on current Distribution Date                            ________

38.  Remaining Unpaid Class A-2 Principal Shortfall                   ________


Class A-2 Liquidation Loss Interest and Principal

39.  Class A-2 Liquidation Loss Interest Amount                       ________

40.  Amount distributed on account of Class A-2 Liquidation
     Loss Interest Amount                                             ________

41.  Class A-2 Liquidation Loss Interest Shortfall                    ________

42.  Amount applied to Unpaid Class A-2 Liquidation Loss
     Interest Shortfall                                               ________

43.  Remaining Unpaid Class A-2 Liquidation Loss Interest
     Shortfall                                                        ________

44.  Class A-2 Principal Liquidation Loss                             ________

45.  Amount applied to Unpaid Class A-2 Principal
     Liquidation Loss                                                 ________

46.  Remaining Unpaid Class A-2 Principal
     Liquidation Loss                                                 ________

47.  Class A-2 Principal Balance after giving effect to
     Distribution and Class A-2 Principal Liquidation Loss            ________

SUB-POOL HI
-----------

1(a) Sub-Pool HI Amount Available (including Monthly                  ________
     Servicing Fee)

(b)  Class HI: M-1 Interest Deficiency Amount (if
     any), Class HI: M-2 Interest Deficiency Amount
     (if any) and Class HI: B-1 Interest Deficiency
     Amount (if any) withdrawn for prior
     Payment Date                                                     ________

(c)  Sub-Pool HI Amount Available after giving effect to
     withdrawal of any Class HI: M-1 Interest
     Deficiency Amount, Class HI: M-2 Interest
     Deficiency Amount and Class HI: B-1
     Interest Deficiency Amount for prior
     Payment Date                                                     ________


2.   Sub-Pool HI Formula Principal Distribution Amount:               ________
     (a)  Scheduled principal                                         ________
     (b)  Principal Prepayments                                       ________
     (c)  Liquidated Contracts                                        ________
     (d)  Repurchases                                                 ________
     (e)  Sub-Pool HI Pre-Funded Amount, if any

          (Post-Funding Payment Date) Previously
          undistributed (a)-(d) amounts                               _______


3.   Sub-Pool HI Senior Percentage                                    _______

4.   Class HI: B Percentage                                           _______

CLASS HI: A CERTIFICATES
------------------------

INTEREST

5.   Aggregate interest

     (a)  Class HI: A-1 Pass-through Rate (6.14%)
     (b)  Class HI: A-l Interest                                     _______
     (c)  Class HI: A-2 Pass-through Rate (6.45%)
     (d)  Class HI: A-2 Interest                                     _______
     (e)  Class HI: A-3 Pass-through Rate (6.77%)
     (f)  Class HI: A-3 Interest                                     _______

6.   Amount applied to Unpaid Class HI: A Interest Shortfall         _______

7.   Remaining Unpaid Class HI: A Interest Shortfall                 _______

PRINCIPAL

8.   Class HI: A principal distribution:/1/

     (a)  Class HI: A-1                                              _______
     (b)  Class HI: A-2                                              _______
     (c)  Class HI: A-3                                              _______

9.   (a)  Class HI: A-1 Principal Balance                            _______
     (b)  Class HI: A-2 Principal Balance                            _______
     (c)  Class HI: A-3 Principal Balance                            _______

10.  Amount, if any, by which Class HI: A Formula
     Distribution Amount exceeds Class HI: A Distribution Amount     _______

CLASS HI: M-1 CERTIFICATES
--------------------------

11.  Sub-Pool HI Amount Available less the Class HI: A
     Distribution Amount (including Monthly Servicing Fee)           _______

---------------------
/1/If there is a Class HI: A Liquidation Loss Principal Amount, pro rata to each
   Class based on Class Principal Balance; otherwise sequentially.

INTEREST ON CLASS HI: M-1 PRINCIPAL BALANCE LESS
CLASS HI: M-1 LIQUIDATION LOSS PRINCIPAL AMOUNT

12.  Current Interest

     (a) Class HI: M-1 Pass-through Rate (7.16%)
     (b) Class HI: M-1 Interest                                     -------

13.  Amount applied to Unpaid Class HI: M-1
     Interest Shortfall                                             -------

14.  Remaining Unpaid Class HI: M-1
     Interest Shortfall                                             -------

15.  Class HI: M-1 Interest
     Deficiency Amount                                              -------

16.  Class HI: M-1 Interest Deficiency
     Amount unpaid                                                  -------

PRINCIPAL

17.  Class HI: M-1 principal distribution                           -------

18.  Class HI: M-1 Principal Balance                                -------

19.  Amount, if any, by which the Class HI: M-1
     Formula Distribution Amount exceeds
     Class HI: M-1 Distribution Amount                              -------


CLASS HI: M-2 CERTIFICATES
--------------------------

20.  Sub-Pool HI Amount Available less the Class HI: A
     Distribution Amount and Class HI: M-1
     Distribution Amount (including
     Monthly Servicing Fee)                                         -------


INTEREST ON CLASS HI: M-2 PRINCIPAL BALANCE LESS
CLASS HI: M-2 LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Current interest

     (a) Class HI: M-2 Pass-through Rate (7.35%)
     (b) Class HI: M-2 Interest                                     -------

22.  Amount applied to Unpaid Class HI: M-2
     Interest Shortfall                                             -------

23.  Remaining Unpaid Class HI: M-2
     Interest Shortfall                                             -------

24.  Class HI: M-2 Interest Deficiency Amount                       -------

25.  Class HI: M-2 Interest Deficiency Amount unpaid                -------

PRINCIPAL

26.  Class HI: M-2 principal distribution                           -------

27.  Class HI: M-2 Principal Balance                                -------


CLASS HI: B PRINCIPAL DISTRIBUTION TESTS (tests must be satisfied
----------------------------------------
on and after the Payment Date occurring in October 2000)

28.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for
          current Payment Date                                      -------
     (b)  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this
          month and two preceding months;
          may not exceed 2.5%)                                      -------

29.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for
          current Payment Date                                      -------
     (b)  Sub-Pool HI Average Thirty-Day Delinquency Ratio
          Test (arithmetic average of ratios
          for this month and two preceding
          months; may not exceed 5%)                                -------

30.  Sub-Pool HI Cumulative Realized Losses Test

          Cumulative Realized Losses
          for current Payment Date
          (as a percentage of Cut-off Date
          Pool Principal Balance may not
          exceed 10%)                                               -------

31.  Sub-Pool HI Current Realized Losses Test

     (a)  Current Realized Losses
          for current Payment Date                                  -------
     (b)  Current Realized Loss Ratio (total
          Realized Losses for most recent
          three months, multiplied by 4,
          divided by arithmetic
          average of Pool Scheduled Principal
          Balances for third preceding
          Remittance and for current Remittance
          Date; may not exceed 2.5%)                                -------

32.  Class HI: B Principal Balance Test

          Class HI: B Principal Balance (before
          any distributions on current
          Payment Date) divided by Pool
          Scheduled Principal Balance for
          prior Payment Date (must equal
          or exceed 14.0%)                                          -------


CLASS HI: B-1 CERTIFICATES
--------------------------

33.  Sub-Pool HI Amount Available less the Class HI: A
     Distribution Amount and Class HI: M
     Distribution Amount (including
     Monthly Servicing Fee)                                         -------

INTEREST ON CLASS HI: B-1 PRINCIPAL BALANCE LESS
CLASS HI: B-1 LIQUIDATION LOSS PRINCIPAL AMOUNT

34.  Current interest

     (a) Class HI: B-1 Pass-through Rate (7.22%)
     (b) Class HI: B-1 Interest                                     -------

35.  Amount applied to Unpaid
     Class HI: B-1 Interest Shortfall                               -------

36.  Remaining Unpaid Class HI: B-1
     Interest Shortfall                                             -------

37.  Class HI: B-1 Interest Deficiency Amount                       -------

38.  Class HI: B-1 Interest Deficiency Amount unpaid                -------

PRINCIPAL

39.  Class HI: B-1 principal distribution                           -------

40.  Class HI: B-1 Principal Balance                                -------

41.  Amount, if any, by which Class HI: B-1
     Formula Principal Distribution Amount
     exceeds Class HI: B-1 Distribution Amount                      -------


CLASS HI: B-2 CERTIFICATES
--------------------------

42.  Remaining Sub-Pool HI Amount Available                         -------

INTEREST ON CLASS HI: B-2 PRINCIPAL BALANCE LESS
LIQUIDATION LOSS PRINCIPAL AMOUNT

43.  Current interest

     (a) Class HI: B-2 Pass-through Rate (7.54%)
     (b)  Class HI: B-2 Interest                                    -------

44.  Amount applied to Unpaid Class
     B-2 Interest Shortfall                                         -------

45.  Remaining Unpaid Class HI: B-2
     Interest Shortfall                                             -------

PRINCIPAL

46.  Class HI: B-2 principal distribution                           -------

47.  Class HI: B-2 Guaranty Payment                                 -------

48.  Class HI: B-2 Principal Balance                                -------

49.  Amount, if any, by which Class HI: B-2
     Formula Distribution Amount plus Class HI: B-2
     Liquidation Loss Principal Amount exceeds
     Class HI: B-2 Distribution Amount                               -------

INTEREST ON CLASS HI: M-1, M-2, B-1 AND B-2
LIQUIDATION LOSS PRINCIPAL AMOUNT

50.  CLASS HI: M-1

     (a)  Class HI: M-1 Liquidation Loss Principal Amount             -------
     (b)  Interest at Class HI: M-1 Pass-Through Rate on
          Class HI: M-1 Liquidation Loss Principal Amount             -------
     (c)  Amount applied to Unpaid Class HI: M-1
          Liquidation Loss Interest Shortfall                         -------
     (d)  Remaining Unpaid Class HI: M-1 Liquidation
          Loss Interest Shortfall                                     -------

51.  CLASS HI: M-2

     (a)  Class HI: M-2 Liquidation Loss Principal Amount             -------
     (b)  Interest at Class HI: M-2 Pass-Through Rate on
          Class HI: M-2 Liquidation Loss Principal Amount             -------
     (c)  Amount applied to Unpaid Class HI: M-2
          Liquidation Loss Interest Shortfall                         -------
     (d)  Remaining Unpaid Class HI: M-2 Liquidation Loss
          Interest Shortfall                                          -------


52.  CLASS HI: B-1

     (a)  Class HI: B-1 Liquidation Loss Principal Amount             -------
     (b)  Interest at Class HI: B-1 Pass-Through Rate on
          Class HI: B-1 Liquidation Loss Principal Amount             -------
     (c)  Amount applied to Unpaid Class HI: B-1 Liquidation
          Loss Interest Shortfall                                     -------
     (d)  Remaining Unpaid Class HI: B-1 Liquidation Loss
          Interest Shortfall                                          -------

53.  CLASS HI: B-2

     (a)  Class HI: B-2 Liquidation Loss Principal Amount
     (b)  Interest at Class HI: B-2 Pass-Through Rate on
          Class HI: B-2 Liquidation Loss Principal Amount             -------
     (c)  Amount applied to Unpaid Class HI: B-2 Liquidation
          Loss Interest Shortfall                                     -------
     (d)  Remaining Unpaid Class HI: B-2 Liquidation Loss
          Interest Shortfall                                          -------

CLASS HI: A,  CLASS HI: M AND CLASS HI: B CERTIFICATES
------------------------------------------------------

54.  Pool Scheduled Principal Balance of Sub-Pool HI                  -------

55.  Sub-Pool HI Pool Factor                                          -------

56.  Home Improvement Contracts Delinquent:

     30 - 59 days                                                     -------
     60 or more days                                                  -------

57.  Principal Balance of Defaulted Home
     Improvement Contracts                                            -------

58.  Number of Liquidated Home Improvement
     Contracts and Net Liquidation Loss                               -------

59.  Number of Home Improvement Contracts Remaining                   -------

60.  Number and Principal Balance of Home
     Improvement Contracts with FHA claims finally
     rejected, or no FHA claim was submitted
     because FHA Insurance was unavailable                            -------

61.  FHA Insurance reserve amount                                     -------

62.  Amount received from FHA Insurance                               -------

COMPANY AND CLASS C SUBSIDIARY CERTIFICATES
-------------------------------------------

63.  Monthly Servicing Fee                                            -------

64.  Class HI: B-2 Guaranty Fee                                       -------

65.  Class C Subsidiary Residual Payment                              -------

66.  Sub-Pool HI Pre-Funded Amount                                    -------

SUB-POOL HE

1.   (a)  Sub-Pool HE Amount Available (including Monthly
          Servicing Fee)                                              -------

     (b) Class HE: M-1 Interest Deficiency Amount (if
          any), Class HE: M-2 Interest Deficiency Amount
          (if any) and Class HE: B-1 Interest Deficiency
          Amount (if any) withdrawn for prior
          Payment Date                                                -------

     (c) Sub-Pool HE Amount Available after giving effect to
          withdrawal of any Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest
          Deficiency Amount and Class HE: B-1
          Interest Deficiency Amount for prior
          Payment Date                                                -------

2.   Sub-Pool HE Formula Principal Distribution Amount:               -------

     (a)  Scheduled principal                                         -------
     (b)  Principal Prepayments                                       -------
     (c)  Liquidated Contracts                                        -------
     (d)  Repurchases                                                 -------
     (e)  Previously undistributed (a)-(d) amounts                    -------
     (f)  Pre-Funded Fixed Rate Amount, if any                        -------
     (g)  Less Class HE: A-1 ARM Formula Principal
          Distribution Amount                                         -------

3.   Class HE: A-1 ARM Formula Principal
     Distribution Amount (lesser of                                   -------
     Class HE: A-1 ARM Principal Balance
     or sum of (a)-(f))

     (a)  Scheduled principal                                         -------
     (b)  Principal Prepayments                                       -------
     (c)  Liquidated Contracts                                        -------
     (d)  Repurchases                                                 -------
     (e)  Pre-Funded ARM Amount, if any                               -------
     (f)  Clause (vi) of definition                                   -------

4.   Sub-Pool HE Senior Percentage                                    -------

5.   Class HE: B Percentage                                           -------

CLASS HE: A CERTIFICATES

INTEREST

6.   Aggregate interest

     (a)  Class HE: A-1 ARM Pass-through Rate
     (b)  Class HE: A-1 ARM Interest                                  -------
     (c)  Class HE: A-1 Pass-through Rate (___%)
     (d)  Class HE: A-l Interest                                      -------
     (e)  Class HE: A-2 Pass-through Rate (___%)
     (f)  Class HE: A-2 Interest                                      -------
     (g)  Class HE: A-3 Pass-through Rate (___%)
     (h)  Class HE: A-3 Interest                                      -------
     (i)  Class HE: A-4 Pass-through Rate (___%)
     (j)  Class HE: A-4 Interest                                      -------
     (k)  Class HE: A-5 Pass-through Rate (___%)
     (l)  Class HE: A-5 Interest                                      -------
     (m)  Class HE: A-6 Pass-through Rate (___%)
     (n)  Class HE: A-6 Interest                                      -------
     (o)  Class HE: A-7 IO Pass-through Rate (___%)
     (p)  Class HE: A-7 IO Interest                                   -------

7.   Amount applied to Unpaid Class HE: A Interest Shortfall          -------

8.   Remaining Unpaid Class HE: A Interest Shortfall                  -------

PRINCIPAL

9.   Class HE: A-6 Lockout Percentage for such
     Payment Date                                                     -------

10.  Class HE: A principal distribution:/2/


     (a)  Class HE: A-1 ARM                                           -------
     (b)  Class HE: A-6 Lockout Pro Rata Distribution Amount          -------
     (c)  Balance of Sub-Pool HE Senior Percentage of Sub-Pool
          HE Formula Principal Distribution Amount:

          (i)                                                Class HE: A-1
                                                                      -------
          (ii)                                               Class HE: A-2
                                                                      -------
          (iii)                                              Class HE: A-3
                                                                      -------
          (iv)                                               Class HE: A-4
                                                                      -------
          (v)                                                Class HE: A-5
                                                                      -------
          (vi)                                               Class HE: A-6
                                                                      -------
11.  (a)  Class HE: A-1 ARM Principal Balance                         -------
     (b)  Class HE: A-1 Principal Balance                             -------
     (c)  Class HE: A-2 Principal Balance                             -------
     (d)  Class HE: A-3 Principal Balance                             -------
     (e)  Class HE: A-4 Principal Balance                             -------
     (f)  Class HE: A-5 Principal Balance                             -------
     (g)  Class HE: A-6 Principal Balance                             -------


CLASS HE: M-1 CERTIFICATES
--------------------------

12.  Sub-Pool HE Amount Available less the Class HE: A
     Distribution Amount (including
     Monthly Servicing Fee)                                           ------


INTEREST ON CLASS HE: M-1 PRINCIPAL BALANCE LESS
CLASS HE: M-1 LIQUIDATION LOSS PRINCIPAL AMOUNT

13.  Current interest

     (a) Class HE: M-1 Pass-through Rate (___%)
     (b) Class HE: M-1 Interest                                       ------


-------------------
/2/If a Class HE: A Liquidation Loss Principal Amount, the remaining Sub-Pool HE Amount Available, pro rata to each Class of Class HE: A Certificates (other than Class HE: A IO) based on the Class Principal Balance of each Class; If remaining Sub-Pool HE Amount Available is less than Class HE: A Formula Principal Distribution Amount, then such remaining Amount Available pro rata to each Class of Class HE: A Certificates (other than Class HE: A-7 IO) based on amount distributable had such remaining Amount Available not been less than Class HE: A Formula Principal Distribution Amount; Otherwise, the Class HE: A-1 ARM Formula Principal Distribution Amount and the Sub-Pool HE Series Percentage of the Sub-Pool HE Formula Principal Distribution Amount sequentially as described in item 10.

14.  Amount applied to Unpaid Class HE: M-1
     Interest Shortfall                                               -------

15.  Remaining Unpaid Class HE: M-1
     Interest Shortfall                                               -------

16.  Class HE: M-1 Interest Deficiency Amount                         -------

17.  Class HE: M-1 Interest Deficiency Amount unpaid                  -------

PRINCIPAL

18.  Class HE: M-1 principal distribution                             -------

19.  Class HE: M-1 Principal Balance                                  -------

20.  Amount, if any, by which Class HE: M-1 Formula
     Principal Distribution Amount exceeds
     Class HE: M-1 Distribution Amount                                -------


CLASS HE: M-2 CERTIFICATES
--------------------------

21.  Sub-Pool HE Amount Available less the Class HE: A
     Distribution Amount and Class HE: M-1
     Distribution Amount (including
     Monthly Servicing Fee)                                           -------

INTEREST ON CLASS HE: M-2 PRINCIPAL BALANCE LESS
CLASS HE: M-2 LIQUIDATION LOSS PRINCIPAL AMOUNT

22.  Current interest

     (a) Class HE: M-2 Pass-through Rate (___%)
     (b) Class HE: M-2 Interest                                       -------

23.  Amount applied to Unpaid Class HE: M-2
     Interest Shortfall                                               -------

24.  Remaining Unpaid Class HE: M-2
     Interest Shortfall                                               -------

25.  Class HE: M-2 Interest Deficiency Amount                         -------

26.  Class HE: M-2 Interest Deficiency Amount unpaid                  -------

PRINCIPAL

27.  Class HE: M-2 principal distribution                             ------

28.  Class HE: M-2 Principal Balance                                  ------

29.  Amount, if any, by which Class HE: M-2
     Formula Principal Distribution Amount
     exceeds Class HE: M-2 Distribution Amount                        ------


CLASS HE: B PRINCIPAL DISTRIBUTION TESTS (tests must be satisfied
----------------------------------------
on and after the Payment Date occurring in October 2000)

30.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for
          current Payment Date                                        ------
     (b)  Sub-Pool HE Average Sixty-Day Delinquency
          Ratio Test (arithmetic average of ratios for this
          month and two preceding months;
          may not exceed 6.0%)                                        ------

31.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for
          current Payment Date                                        ------
     (b)  Sub-Pool HE Average Thirty-Day Delinquency Ratio
          Test (arithmetic average of ratios
          for this month and two preceding
          months; may not exceed 12%)                                 ------

32.  Sub-Pool HE Cumulative Realized Losses Test

          Cumulative Realized Losses
          for current Payment Date
          (as a percentage of Cut-off Date
          Pool Principal Balance may not
          exceed 7.5%)                                                ------

33.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses
          for current Payment Date                                    ------
     (b)  Current Realized Loss Ratio (total
          Realized Losses for most recent
          three months, multiplied by 4,
          divided by arithmetic
          average of Pool Scheduled Principal
          Balances for third preceding
          Remittance and for current Remittance
          Date; may not exceed 2.0%)                                  ------

34.  Class HE: B Principal Balance Test

          Class HE: B Principal Balance (before
          any distributions on current
          Payment Date) divided by Pool
          Scheduled Principal Balance for
          prior Payment Date (must equal
          or exceed 9%                                                ------


CLASS HE: B-1 CERTIFICATES

35.  Sub-Pool HE Amount Available less the Class HE: A
     Distribution Amount and Class HE: M
     Distribution Amount (including
     Monthly Servicing Fee)                                           ------

INTEREST ON CLASS HE: B-1 PRINCIPAL BALANCE LESS
CLASS HE: B-1 LIQUIDATION LOSS PRINCIPAL AMOUNT

36.  Current Interest

     (a)  Class HE: B-1 Pass-through Rate (___%)
     (b)  Class HE: B-1 Interest                                      ------

37.  Amount applied to Unpaid
     Class HE: B-1 Interest Shortfall                                 ------

38.  Remaining Unpaid Class HE: B-1
     Interest Shortfall                                               ------

39.  Class HE: B-1 Interest Deficiency Amount                         ------

40.  Class HE: B-1 Interest Deficiency Amount unpaid                  ------

PRINCIPAL

41.  Class HE: B principal distribution                               ------

42.  Class HE: B-1 Principal Balance                                  ------

43.  Amount, if any, by which Class HE: B-1
     Formula Distribution Amount exceeds
     Class HE: B-1 Distribution Amount                                ------


CLASS HE: B-2 CERTIFICATES
--------------------------

44.  Remaining Sub-Pool HE Amount Available                           ------

INTEREST ON CLASS HE: B-2 PRINCIPAL BALANCE LESS
LIQUIDATION LOSS PRINCIPAL AMOUNT

45.  Current interest

     (a)  Class HE: B-2 Pass-through Rate (7.54%)                     ------
     (b)  Class HE: B-2 Interest                                      ------

46.  Amount applied to Unpaid Class
     B-2 Interest Shortfall                                           ------

47.  Remaining Unpaid Class HE: B-2
     Interest Shortfall                                               ------

PRINCIPAL

48.  Class HE: B-2 principal distribution                             ------

49.  Class HE: B-2 Guaranty Payment                                   ------

50.  Class HE: B-2 Principal Balance                                  ------

51.  Amount, if any, on which Class HE: B-2 Formula
     Distribution Amount and Class HE: B-2 Liquidation
     Loss Principal Amount exceeds Class HE: B-2
     Distribution Amount                                              ------

INTEREST ON CLASS HE: M-1, M-2, B-1 AND B-2 LIQUIDATION LOSS PRINCIPAL AMOUNT

52.  CLASS HE: M-1

     (a)  Class HE: M-1 Liquidation Loss Principal Amount             ------

     (b)  Interest at Class HE: M-1 Pass-Through Rate on
          Class HE: M-1 Liquidation Loss Principal Amount             ------

     (c)  Amount applied to Unpaid Class HE: M-1 Liquidation
          Loss Interest Shortfall                                     ------

     (d)  Remaining Unpaid Class HE: M-1 Liquidation Loss
          Interest Shortfall                                          ------

53.  CLASS HE: M-2

     (a)  Class HE: M-2 Liquidation Loss Principal Amount             ------

     (b)  Interest at Class HE: M-2 Pass-Through Rate on
          Class HE: M-2 Liquidation Loss Principal Amount             ------

     (c)  Amount applied to Unpaid Class HE: M-2
          Liquidation Loss Interest Shortfall                         ------

     (d)  Remaining Unpaid Class M-2 Liquidation Loss
          Interest Shortfall                                          ------

54.  CLASS HE: B-1

     (a)  Class HE: B-1 Liquidation Loss Principal Amount             ------

     (b)  Interest at Class HE: B-1 Pass-Through Rate on
          Class HE: B-1 Liquidation Loss Principal Amount             ------

     (c)  Amount applied to Unpaid Class HE: B-1 Liquidation
          Loss Interest Shortfall                                     ------

     (d)  Remaining Unpaid Class HE: B-1 Liquidation Loss
          Interest Shortfall                                          ------

55.  CLASS HE: B-2

     (a)  Interest at Class HE: B-2 Pass-Through Rate on
          Class HE: B-2 Liquidation Loss Principal Amount             ------

     (b)  Amount applied to Unpaid Class HE: B-2 Liquidation
          Loss Interest Shortfall                                     ------

     (c)  Remaining Unpaid Class HE: B-2 Liquidation Loss
          Interest Shortfall                                          ------


CLASS HE: A,  CLASS HE: M AND CLASS HE: B CERTIFICATES
------------------------------------------------------

56.  Pool Scheduled Principal Balance of Sub-Pool HE                  ------

     (a) Fixed Rate Home Equity Contracts                             ------

     (b) Adjustable Rate Home Equity Contracts                        ------

57.  Sub-Pool HE Pool Factor                                          ------

58.  Home Equity Contracts Delinquent:

     30 - 59 days
             Fixed Rate                                               ------
             Adjustable Rate                                          ------

     60 or more days
             Fixed Rate                                               ------
             Adjustable Rate                                          ------

59.  Principal Balance of Defaulted Home Equity Contracts

             Fixed Rate                                               ------
             Adjustable Rate                                          ------

60.  Number of Liquidated Home Equity Contracts and
     Net Liquidation Loss                                     ______________
                                                              --------------

             Fixed Rate                                               ------
             Adjustable Rate                                          ------

61.  Number of Home Equity Contracts Remaining

             Fixed Rate                                               ------
             Adjustable Rate                                          ------


62.  Sub-Pool Pre-Funded ARM Amount                                   ------

63.  Sub-Pool Pre-Funded Fixed Rate Amount                            ------

Notes and Certificates
----------------------

70.  Amount of Guaranty Payment                                       ------

71.  Monthly Servicing and Guaranty Fee                               ------

72.  GTGP Fee                                                         ------

73.  Pool Scheduled Principal Balance                                 ------

74.  Pool Factor
     (a)  Class A-1                                                   ------
     (b)  Class A-1B                                                  ------
     (c)  Class A-2                                                   ------
     (d)  Class A-3                                                   ------
     (e)  Class A-2                                                   ------
     (f)  Certificate                                                 ------

Aggregate Scheduled Balances of delinquent Contracts as of Determination Date

75.  30 - 59 days
     (a)  Number                                                      ------
     (b)  Aggregate Principal Amount                                  ------

76.  60 days or more
     (a)  Number                                                      ------
     (b)  Aggregate Principal Amount                                  ------

77.  Number of Products repossessed (by Product type)                 ------

78.  Number of Products repossessed (by Product type)                 ------
     but remaining in inventory                                       ------

79.  Number of Contracts that became Liquidated Contracts             ------

80.  Aggregate Amount of Servicer Advances with
     respect to Current Distribution Date                             ------

81.  Amount paid to Servicer as Reimbursement for
     Prior Servicer Advances                                          ------

     The amounts set out in lines ________ through ________ above are expressed as a dollar amount per Note or Certificate with a 1% Class Percentage Interest or per $1,000 denomination of Note or Certificate.

     Please contact ____________________ of _____, ____________________ with any questions regarding this Statement or your Distribution.

                                                                       EXHIBIT D

                    FORM OF CERTIFICATE OF SERVICING OFFICER


GREEN TREE FINANCIAL CORPORATION

     The undersigned certifies that he/she is a [Title] of Green Tree Financial Corporation, a Delaware corporation (the "Servicer"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 5.14 of the Sale and Servicing Agreement (the "Agreement") dated as of _____ between the Company and Green Tree [Home Improvement and Home Equity] Trust _____ (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Monthly Report for the period from ____________________ to ____________________ attached to this certificate is complete and accurate in accordance with the requirements of Section 5.14 of the Agreement; and

          2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this __________ day of _________________________, 19_____.

                              GREEN TREE FINANCIAL CORPORATION


                              By
                                    Name:
                                    Title:


                                      D-1